Notes to Financial Statements
AMERICAN EXPRESS CERTIFICATE COMPANY


A summary of fair values of financial instruments as of December 31, is as follows:

                                                                   2003                             2002
                                                      ----------------------------------------------------------------

                                                        Carrying           Fair          Carrying          Fair
(Thousands)                                               Value            Value           Value           Value
----------------------------------------------------------------------------------------------------------------------

Financial assets:
  Assets for which carrying values
    approximate fair values                            $   101,105     $   101,105     $   298,870      $   298,870
  Investment securities (Note 3)                       $ 4,509,726     $ 4,509,726     $ 4,389,396      $ 4,389,396
  First mortgage loans on real estate and
    Other loans (Note 4)                               $   469,309     $   493,798     $   452,243      $   479,517
  Derivative financial instruments (Note 9)            $   153,162     $   153,162     $    34,403      $    34,403
Financial liabilities:
  Liabilities for which carrying values
    approximate fair values                            $    24,444     $    24,444     $   315,961      $   315,961
  Net certificate reserves (Note 5)                    $ 4,775,518     $ 4,779,310     $ 4,475,349      $ 4,485,288
  Derivative financial instruments (Note 9)            $   116,680     $   116,680     $    29,579      $    29,579
----------------------------------------------------------------------------------------------------------------------

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

BONDS AND NOTES
U.S. Government
U.S. Government-Direct Obligations
FANNIE MAE                                 2008   4.000%                  15,000              14,992             15,317
US TREASURY                                2004   5.875%                     165                 164                172
US TREASURY                                2006   5.625%                     200                 199                216
                                                         ---------------------------------------------------------------
Total - U.S. Government-Direct
  Obligations                                                             15,365              15,355             15,705
                                                         ---------------------------------------------------------------
Total - U.S. Government                                                   15,365              15,355             15,705
                                                         ---------------------------------------------------------------

Mortgage Backed Securities
AERCO LIMITED - ABS                        2023   2.513%                  12,585               1,888              1,951 (b)
ARG FUNDING CORP                           2007   1.599%                   3,500               3,500              3,499 (d)
BANC AMERICA LARGE LOAN                    2016   6.119%                   3,978               3,978              4,295 (d)
BANC AMERICA LARGE LOAN                    2011   1.960%                   8,213               8,213              7,096
BANK ONE CORPORATION                       2011   3.860%                  13,400              13,397             13,540
BEAR STEARNS SECURED INVSTRS               2040   4.000%                   8,652               8,698              8,639
CAPITAL ONE AUTO FINANCE TRUST             2009   3.320%                  10,000              10,195             10,184
CDC COMMERCIAL MORTGAGE TRUST              2019   5.252%                   9,401               9,444              9,885
CENTEX HOME EQUITY                         2029   6.470%                  10,000              10,026             10,432
CENTEX HOME EQUITY                         2031   3.750%                  14,000              13,675             13,573
CHASE COMMERCIAL MORT SEC                  2029   6.450%                     197                 196                199
CHASE MORTGAGE FINANCE CORP                2029   6.500%                   1,606               1,602              1,640
CMC SECURITIES CORP - ABS                  2031   6.490%                  10,000              11,367             11,125
DLJ COMMERCIAL MORTGAGE CORP               2032   7.120%                   7,341               7,356              7,960
FANNIE MAE                                 2011   6.000%                  17,125              17,059             17,704
FANNIE MAE                                 2014   6.000%                   9,534               9,473             10,023
FANNIE MAE                                 2028   5.625%                  11,505              11,482             11,762
FANNIE MAE                                 2030   6.000%                   1,706               1,704              1,731
FANNIE MAE                                 2042   5.000%                  12,500              12,562             13,006
FANNIE MAE                                 2042   5.000%                  15,000              15,021             15,601
FANNIE MAE                                 2022   5.000%                  14,868              15,111             15,416
FANNIE MAE                                 2013   4.055%                   8,315               8,315              8,351
FANNIE MAE                                 2033   4.550%                  14,947              14,733             14,878
FANNIE MAE 105989                          2020   6.353%                     442                 464                457
FANNIE MAE 190726                          2033   4.825%                   1,816               1,857              1,869
FANNIE MAE 249907                          2024   4.250%                   1,565               1,587              1,588
FANNIE MAE 250670                          2011   7.000%                     642                 645                689
FANNIE MAE 250671                          2011   7.500%                   2,146               2,148              2,307
FANNIE MAE 250857                          2012   7.000%                   1,915               1,910              2,056
FANNIE MAE 252259                          2014   5.500%                     125                 123                130
FANNIE MAE 252344                          2014   5.500%                   8,931               8,721              9,351
FANNIE MAE 252381                          2014   5.500%                   8,656               8,440              9,003
FANNIE MAE 254010                          2008   5.500%                   3,309               3,303              3,393
FANNIE MAE 254195                          2017   5.500%                  12,764              12,731             13,243
FANNIE MAE 254508                          2012   5.000%                  23,475              24,004             24,268
FANNIE MAE 254584                          2012   5.000%                  35,864              36,491             37,074
FANNIE MAE 254586                          2013   5.000%                  54,800              56,194             56,650
FANNIE MAE 254590                          2018   5.000%                  38,904              39,232             39,725

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

FANNIE MAE 254591                          2018   5.500%                  23,605              24,450             24,487
FANNIE MAE 254663                          2013   5.000%                   7,669               7,797              7,928
FANNIE MAE 254719                          2018   4.500%                 132,046             133,276            132,294
FANNIE MAE 254720                          2018   4.500%                 101,016             101,551            101,206
FANNIE MAE 303115                          2004   6.500%                     149                 148                151
FANNIE MAE 303259                          2025   3.498%                   1,289               1,325              1,303
FANNIE MAE 303445                          2009   5.500%                   4,063               3,947              4,230
FANNIE MAE 303970                          2024   6.000%                   6,199               6,116              6,448
FANNIE MAE 313042                          2011   7.000%                   1,592               1,596              1,709
FANNIE MAE 313522                          2012   7.000%                   3,740               3,756              3,996
FANNIE MAE 313561                          2012   8.000%                   2,249               2,284              2,411
FANNIE MAE 323290                          2013   6.000%                     344                 342                362
FANNIE MAE 323748                          2014   6.500%                   5,518               5,403              5,853
FANNIE MAE 323833                          2014   6.000%                   2,886               2,859              3,033
FANNIE MAE 36225                           2016   9.000%                      13                  13                 15
FANNIE MAE 367005                          2012   7.000%                   1,349               1,341              1,441
FANNIE MAE 40877                           2017   9.000%                      24                  24                 26
FANNIE MAE 50973                           2009   6.000%                   6,255               6,157              6,586
FANNIE MAE 509806                          2014   6.500%                   2,229               2,207              2,364
FANNIE MAE 51617                           2017  10.000%                      13                  13                 14
FANNIE MAE 545249                          2016   5.500%                  17,025              17,094             17,664
FANNIE MAE 545303                          2016   5.000%                  14,715              14,500             15,028
FANNIE MAE 545400                          2017   5.500%                  21,639              21,531             22,451
FANNIE MAE 545492                          2022   5.500%                   5,656               5,598              5,788
FANNIE MAE 545679                          2022   5.500%                  12,594              12,258             12,889
FANNIE MAE 545786                          2032   5.697%                   4,363               4,383              4,476
FANNIE MAE 555366                          2018   4.500%                 158,653             160,128            159,009
FANNIE MAE 555724                          2018   4.500%                  14,609              14,537             14,653
FANNIE MAE 566074                          2031   5.723%                   3,398               3,396              3,487
FANNIE MAE 584507                          2031   5.900%                   3,366               3,351              3,493
FANNIE MAE 584829                          2016   6.000%                   5,998               5,953              6,298
FANNIE MAE 585743                          2016   5.500%                  15,452              15,530             16,032
FANNIE MAE 616220                          2016   5.000%                  13,140              12,887             13,419
FANNIE MAE 617270                          2017   5.000%                  14,225              14,048             14,526
FANNIE MAE 620293                          2032   5.484%                   7,661               7,589              7,921
FANNIE MAE 622462                          2016   5.500%                  11,364              11,223             11,790
FANNIE MAE 623866                          2017   5.000%                  14,185              14,146             14,486
FANNIE MAE 625943                          2017   5.000%                  20,107              20,053             20,532
FANNIE MAE 626925                          2018   4.500%                   5,966               6,021              5,979
FANNIE MAE 651629                          2032   5.338%                   8,491               8,507              8,666
FANNIE MAE 653342                          2032   5.365%                   4,061               4,078              4,171
FANNIE MAE 654158                          2032   5.014%                   6,799               6,814              7,000
FANNIE MAE 654195                          2032   4.937%                   5,708               5,713              5,820
FANNIE MAE 655646                          2032   5.747%                   5,024               5,032              5,149
FANNIE MAE 655798                          2032   5.262%                  10,290              10,270             10,476
FANNIE MAE 661349                          2032   5.445%                   6,013               6,029              6,112
FANNIE MAE 661501                          2032   5.206%                   4,973               4,997              5,071
FANNIE MAE 661744                          2032   5.379%                   8,618               8,658              8,756
FANNIE MAE 664521                          2032   5.124%                   7,439               7,475              7,593
FANNIE MAE 664750                          2032   4.989%                   6,428               6,445              6,584
FANNIE MAE 670731                          2032   5.307%                   8,048               8,081              8,292
FANNIE MAE 670779                          2032   5.191%                   8,468               8,527              8,600

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

FANNIE MAE 670890                          2032   4.744%                  11,192              11,241             11,433
FANNIE MAE 670912                          2032   5.072%                   8,371               8,401              8,620
FANNIE MAE 670947                          2032   4.706%                  12,070              12,136             12,329
FANNIE MAE 677680                          2018   4.500%                  43,219              43,624             43,316
FANNIE MAE 685479                          2018   4.500%                  33,206              33,446             33,282
FANNIE MAE 694852                          2033   5.041%                  10,896              11,092             11,075
FANNIE MAE 70007                           2017   3.417%                     297                 301                302
FANNIE MAE 701161                          2018   4.500%                  26,609              26,801             26,670
FANNIE MAE 70117                           2017   3.168%                     116                 117                118
FANNIE MAE 701269                          2018   4.500%                  26,765              26,959             26,826
FANNIE MAE 703991                          2018   4.500%                  26,980              27,172             27,042
FANNIE MAE 704592                          2018   5.000%                  17,020              17,611             17,381
FANNIE MAE 70694                           2005   9.500%                      90                  90                 95
FANNIE MAE 708635                          2018   5.000%                  12,133              12,551             12,390
FANNIE MAE 708646                          2018   4.500%                  15,992              16,042             16,029
FANNIE MAE 722779                          2033   4.412%                  14,877              14,911             15,042
FANNIE MAE 730652                          2018   4.500%                  24,087              24,474             24,143
FANNIE MAE 73227                           2005   6.700%                     782                 782                835
FANNIE MAE 733525                          2033   3.936%                  18,403              17,634             17,887
FANNIE MAE 739194                          2033   5.110%                   9,644               9,673              9,773
FANNIE MAE 743856                          2033   4.751%                   4,988               4,995              4,969
FANNIE MAE 758873                          2033   4.500%                  10,000               9,884              9,930
FANNIE MAE 88879                           2019   6.563%                     435                 440                437
FANNIE MAE 89125                           2019   2.626%                   1,423               1,454              1,446
FREDDIE MAC                                2030   5.500%                  13,233              13,140             13,685
FREDDIE MAC                                2030   5.500%                  12,770              12,731             13,069
FREDDIE MAC                                2030   5.500%                   8,730               8,704              8,892
FREDDIE MAC                                2021   5.250%                  19,435              19,418             19,857
FREDDIE MAC                                2022   5.500%                  22,498              23,046             22,501
FREDDIE MAC                                2022   5.500%                  20,588              20,928             21,421
FREDDIE MAC                                2022   5.500%                  58,667              59,691             60,295
FREDDIE MAC                                2022   5.500%                  16,141              16,437             16,797
FREDDIE MAC                                2022   5.500%                  72,912              74,431             75,117
FREDDIE MAC                                2022   5.000%                  15,278              15,547             15,694
FREDDIE MAC                                2023   5.500%                  21,345              21,895             22,206
FREDDIE MAC                                2022   5.500%                  60,000              61,529             61,313
FREDDIE MAC                                2022   5.500%                 144,438             147,977            149,187
FREDDIE MAC                                2022   5.500%                  54,912              56,380             56,985
FREDDIE MAC                                2022   5.000%                  25,000              25,602             25,353
FREDDIE MAC 1B0183                         2031   5.497%                   5,471               5,402              5,574
FREDDIE MAC 350190                         2022   3.375%                     631                 656                637
FREDDIE MAC 405014                         2019   3.512%                     147                 148                148
FREDDIE MAC 405092                         2019   3.675%                     361                 358                364
FREDDIE MAC 405185                         2018   3.915%                     469                 467                474
FREDDIE MAC 405243                         2019   3.510%                     164                 165                166
FREDDIE MAC 405360                         2019   3.410%                     218                 221                220
FREDDIE MAC 405437                         2019   3.275%                     156                 155                157
FREDDIE MAC 405455                         2019   3.700%                     226                 229                228
FREDDIE MAC 405615                         2019   2.966%                     287                 291                289
FREDDIE MAC 502175                         2004  10.500%                       0                   0                  0
FREDDIE MAC 605041                         2019   3.267%                      28                  28                 28
FREDDIE MAC 605048                         2018   3.255%                     161                 161                162

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

FREDDIE MAC 605432                         2017   3.213%                     161                 161                162
FREDDIE MAC 605433                         2017   3.294%                     320                 321                323
FREDDIE MAC 605454                         2017   3.061%                     897                 893                904
FREDDIE MAC 606024                         2019   2.914%                     471                 466                474
FREDDIE MAC 606025                         2019   2.770%                   1,349               1,353              1,359
FREDDIE MAC 630074                         2018   4.625%                     110                 109                112
FREDDIE MAC 780514                         2033   5.042%                  22,869              23,486             23,068
FREDDIE MAC 780845                         2033   4.557%                   9,801               9,519              9,779
FREDDIE MAC 780903                         2033   4.581%                  10,018               9,923              9,975
FREDDIE MAC 785363                         2025   4.290%                     650                 658                669
FREDDIE MAC 785619                         2026   3.625%                     319                 321                332
FREDDIE MAC 785634                         2026   3.419%                     396                 396                408
FREDDIE MAC 788941                         2031   5.624%                   2,736               2,694              2,808
FREDDIE MAC 840031                         2019   3.536%                      37                  37                 38
FREDDIE MAC 840035                         2019   3.453%                     147                 146                150
FREDDIE MAC 840036                         2019   3.286%                     328                 330                337
FREDDIE MAC 840072                         2019   3.444%                     464                 463                471
FREDDIE MAC 845154                         2022   3.452%                     537                 557                555
FREDDIE MAC 845523                         2023   3.405%                     496                 511                509
FREDDIE MAC 845654                         2024   3.952%                   1,183               1,201              1,207
FREDDIE MAC 845730                         2023   3.513%                   1,980               2,051              2,030
FREDDIE MAC 845733                         2024   3.651%                   2,047               2,084              2,103
FREDDIE MAC 846072                         2029   3.594%                     758                 777                779
FREDDIE MAC 846107                         2025   3.875%                     787                 801                831
FREDDIE MAC 865008                         2018   5.938%                   1,050               1,071              1,087
FREDDIE MAC C90581                         2022   5.500%                   7,182               7,127              7,344
FREDDIE MAC C90582                         2022   5.500%                   4,673               4,639              4,779
FREDDIE MAC E00151                         2007   7.500%                     561                 568                595
FREDDIE MAC E00383                         2010   7.000%                   1,884               1,880              2,010
FREDDIE MAC E00388                         2010   7.000%                   1,132               1,120              1,208
FREDDIE MAC E00426                         2011   6.500%                   1,174               1,164              1,244
FREDDIE MAC E00484                         2012   6.500%                     949                 929              1,005
FREDDIE MAC E01140                         2017   6.000%                  21,518              22,272             22,581
FREDDIE MAC E76761                         2014   6.500%                   4,257               4,192              4,531
FREDDIE MAC E77557                         2014   6.500%                     390                 382                413
FREDDIE MAC E80594                         2014   6.500%                     360                 352                383
FREDDIE MAC E90153                         2017   6.000%                   5,790               6,026              6,076
FREDDIE MAC E90154                         2017   6.000%                  14,608              15,205             15,329
FREDDIE MAC E91041                         2017   5.000%                  14,363              14,388             14,642
FREDDIE MAC E91491                         2012   5.000%                   8,511               8,709              8,769
FREDDIE MAC E93341                         2012   5.000%                  25,916              26,800             26,565
FREDDIE MAC E95403                         2018   5.000%                  10,792              11,190             11,001
FREDDIE MAC E95556                         2013   4.500%                   8,712               9,011              8,752
FREDDIE MAC E95562                         2013   4.500%                  14,550              15,043             14,616
FREDDIE MAC E95671                         2018   5.000%                  15,969              16,509             16,288
FREDDIE MAC E96172                         2013   4.500%                  45,584              47,233             46,315
FREDDIE MAC G10364                         2010   7.000%                   2,182               2,172              2,329
FREDDIE MAC G10369                         2010   6.500%                   5,643               5,587              5,988
FREDDIE MAC G10439                         2011   6.500%                     593                 582                629
FREDDIE MAC G10665                         2012   7.000%                   7,532               7,514              8,032
FREDDIE MAC G10949                         2014   6.500%                   2,922               2,883              3,110
FREDDIE MAC G11004                         2015   7.000%                   1,027               1,022              1,100

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

FREDDIE MAC G11193                         2016   5.000%                  11,016              10,855             11,234
FREDDIE MAC G11298                         2017   5.000%                  14,973              15,003             15,263
FREDDIE MAC G30227                         2023   5.500%                  14,651              15,249             14,982
GMAC MORTGAGE SECURITIES INC               2029   6.451%                   1,570               1,568              1,601
GOVERNMENT NATIONAL MORTGAGE A             2018   2.578%                   9,690               9,625              9,602
GOVERNMENT NATIONAL MORTGAGE A             2025   3.815%                  15,152              15,052             15,177
GOVERNMENT NATIONAL MORTGAGE A             2030   5.750%                   5,859               5,845              5,982
GOVERNMENT NATIONAL MORTGAGE A 8157        2023   4.375%                   1,030               1,049              1,050
GOVERNMENT NATIONAL MORTGAGE A 8206        2017   4.375%                     376                 371                384
GOVERNMENT NATIONAL MORTGAGE A 8240        2017   4.750%                     184                 176                187
GOVERNMENT NATIONAL MORTGAGE A 8251        2017   4.750%                      15                  14                 15
GOVERNMENT NATIONAL MORTGAGE A 8274        2017   5.625%                     544                 534                553
GOVERNMENT NATIONAL MORTGAGE A 8283        2017   5.625%                      75                  73                 76
GOVERNMENT NATIONAL MORTGAGE A 8293        2017   5.625%                     144                 141                147
GOVERNMENT NATIONAL MORTGAGE A 8341        2018   4.375%                      46                  45                 47
GOVERNMENT NATIONAL MORTGAGE A 8353        2018   4.375%                     269                 263                275
GOVERNMENT NATIONAL MORTGAGE A 8365        2018   4.375%                     389                 375                397
GOVERNMENT NATIONAL MORTGAGE A 8377        2018   4.750%                     144                 139                146
GOVERNMENT NATIONAL MORTGAGE A 8428        2018   5.625%                      65                  64                 66
GOVERNMENT NATIONAL MORTGAGE A 8440        2018   5.625%                     220                 217                224
GOVERNMENT NATIONAL MORTGAGE A 8638        2025   4.375%                   1,144               1,154              1,166
GREEN TREE ACCEPTANCE - ABS                2018   7.700%                   3,709               3,505              3,071
GREENWICH CAPITAL DERIVATIVES              2013   3.357%                   4,520               4,519              4,568
JP MORGAN CHASE COMM MORT SEC              2033   5.288%                   3,725               3,721              3,854
KSL RECREATION GROUP INC                   2013   2.220%                   7,000               7,000              7,000
LEHMAN BROTHERS - ABS                      2035   5.870%                   2,909               2,910              3,036
LEHMAN BROTHERS - ABS                      2026   5.969%                   7,500               7,525              8,182
LEHMAN BROTHERS - ABS                      2026   4.904%                   7,500               7,528              7,899
LEHMAN BROTHERS - ABS                      2026   4.023%                   5,500               5,522              5,599
LEHMAN BROTHERS - ABS                      2027   3.636%                  14,892              14,965             15,099
LIFT - LEASE INVESTMENT FLIGHT             2016   1.593%                   3,942               3,942              3,642
MERRILL LYNCH MORTGAGE INVSTRS             2033   4.086%                  10,000               9,981             10,233
MORGAN - J.P. COMM MTGE FIN CO             2030   6.373%                      78                  78                 78
MORGAN - J.P. COMM MTGE FIN CO             2035   6.180%                   5,528               5,536              5,941
MORGAN STANLEY                             2039   5.380%                   5,762               5,818              6,125
MORGAN STANLEY                             2035   4.090%                   3,928               3,927              4,038
MORGAN STANLEY                             2035   5.160%                   2,500               2,509              2,651
MORGAN STANLEY MORTGAGE TRUST              2030   6.590%                   4,757               4,759              4,830
MORGAN STANLEY MORTGAGE TRUST              2030   6.250%                     475                 474                487
MORGAN STANLEY MORTGAGE TRUST              2040   3.270%                   9,736               9,782              9,403
MORGAN STANLEY MTG TRUST - CMO             2005   7.562%                   2,500               2,499              2,738 (d)
NPF XII  INC - ABS                         2003   1.539%                  10,000               1,700              1,700 (b)(d)(e)
RESIDENTIAL ASSET SECURITIES               2027   6.390%                     735                 732                736
SHEARSON LEHMAN PASS-THROUGH               2004   6.875%                     249                 248                251 (d)
TRIZEC PROPERTIES INC                      2013   6.522%                   5,000               4,998              5,331 (d)
WASHINGTON MUTUAL INC                      2033   3.930%                  10,000              10,000             10,078
WASHINGTON MUTUAL INC                      2033   3.990%                   7,500               7,499              7,414
WASHINGTON MUTUAL INC                      2034   3.961%                  12,500              12,499             12,441
WESTERN FINANCIAL SV                       2008   2.250%                   5,000               5,000              5,013
                                                         ---------------------------------------------------------------
Total - Mortgage Backed Securities                                     2,597,992           2,605,686          2,630,666
                                                         ---------------------------------------------------------------

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

Municipal Bonds
California
CALIFORNIA HSG FIN AGY SGL FAM             2016   7.890%                     475                 475                477
                                                         ---------------------------------------------------------------
Total - California                                                           475                 475                477
                                                         ---------------------------------------------------------------
New Jersey
NEW JERSEY STATE TRNPK AUTH                2009   3.140%                   4,000               4,000              3,931
                                                         ---------------------------------------------------------------
Total - New Jersey                                                         4,000               4,000              3,931
                                                         ---------------------------------------------------------------
New York
NEW YORK CITY GO - LT                      2008   3.000%                   5,000               5,004              4,859
                                                         ---------------------------------------------------------------
Total - New York                                                           5,000               5,004              4,859
                                                         ---------------------------------------------------------------
Pennsylvania
WYOMING VALLEY PA SANI AUTH WT             2007   5.125%                      60                  60                 63
                                                         ---------------------------------------------------------------
Total - Pennsylvania                                                          60                  60                 63
                                                         ---------------------------------------------------------------
Total - Municipal Bonds                                                    9,535               9,539              9,330
                                                         ---------------------------------------------------------------
Corporate Debt Securities
Corporate - Finance
ALLIANCE CAPITAL MGMT  -LP                 2006   5.625%                  12,500              12,462             13,313
ALLSTATE CORP                              2006   5.375%                   5,000               4,990              5,361
ALLSTATE CORP                              2008   4.250%                   5,000               4,991              5,108 (d)
AMB PROPERTY CORP                          2005   7.200%                   5,000               4,997              5,466
AMERICAN GENERAL FINANCE CORP              2007   4.500%                   7,500               7,483              7,790
AMERICAN GENERAL FINANCE CORP              2008   2.750%                   7,500               7,410              7,210
AON CORP                                   2004   6.900%                   3,000               3,000              3,070
ASSOCIATED BANC CORP                       2007   3.700%                   6,000               5,950              6,086
BANK OF AMERICA CORP                       2010   7.800%                   5,000               5,905              5,946
BANK OF NEW YORK CO INC                    2007   5.200%                   7,000               7,079              7,499
BANK OF NEW YORK CO INC                    2009   3.625%                  10,000               9,973              9,967
BANK ONE NA                                2008   3.700%                  19,000              19,199             19,232
BANKAMERICA CORP                           2009   5.875%                   5,000               5,416              5,478
BANKAMERICA CORP                           2004   6.625%                   5,000               4,999              5,119
BANKNORTH GROUP INC                        2008   3.750%                   6,150               6,210              6,108
BEAR STEARNS                               2008   4.000%                  10,000              10,490             10,185
BERKSHIRE HATHAWAY                         2008   3.375%                  17,500              17,441             17,417 (d)
CAPITAL ONE BANK                           2006   6.875%                   8,800               9,270              9,520
CITIGROUP INC                              2010   7.250%                   6,500               7,567              7,576
COUNTRYWIDE FUNDING CORP                   2004   5.250%                  10,000               9,996             10,170
COUNTRYWIDE HOME LOANS                     2006   5.500%                   5,000               4,986              5,345
CREDIT SUISSE FIRST BOSTON INC             2008   4.625%                  15,000              15,375             15,615
CREDIT SUISSE FIRST BOSTON INC             2009   3.875%                   2,000               2,000              1,998
ERAC USA FINANCE COMPANY                   2004   6.950%                   9,000               9,004              9,073 (d)
FIFTH THIRD BANCORP                        2008   3.375%                  12,000              11,897             11,970
FIRST UNION CORP                           2004   6.625%                   3,000               2,999              3,070
FLEET BOSTON FINANCIAL CORP                2007   4.200%                  11,000              11,157             11,359
FLEET FINANCIAL GROUP INC.                 2005   7.250%                   2,900               3,148              3,153
FORD MOTOR CREDIT CO                       2006   6.875%                   5,000               5,048              5,337
GOLDMAN SACHS GROUP INC                    2005   7.625%                  10,000              10,256             10,930
GOLDMAN SACHS GROUP INC                    2012   6.600%                  10,000              10,160             11,175
HERTZ CORP                                 2004   1.710%                  10,000              10,000              9,976
HOUSEHOLD FINANCE CORP                     2006   6.500%                   2,000               1,998              2,163
HOUSEHOLD FINANCE CORP                     2008   4.625%                  12,000              12,329             12,474
HOUSEHOLD INTERNATIONAL                    2007   5.750%                   5,000               4,929              5,406
JP MORGAN CHASE & COMPANY                  2008   4.000%                  10,000              10,046             10,174

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

KELLOGG UK HOLDING CO LIMITED              2006   4.490%                   8,400               8,400              8,692 (d)
KEY BANK OF NY                             2008   7.500%                   9,000              10,740             10,440
LEHMAN BROTHERS HLDGS                      2006   6.250%                  10,000               9,990             10,853
LEHMAN BROTHERS HLDGS                      2008   4.000%                   5,000               5,192              5,089
LEHMAN BROTHERS HLDGS                      2010   4.375%                   8,500               8,430              8,351
MARSH & MCLENNAN COMPANIES  IN             2008   3.625%                   5,000               4,990              5,012
MARSHALL & ILSLEY CORP                     2006   5.750%                  10,000               9,996             10,885
MBNA AMERICA BANK NA                       2005   7.750%                   6,000               5,991              6,543
MBNA CORP                                  2008   4.625%                   5,000               4,993              5,134
MERRILL LYNCH & CO INC                     2009   4.750%                  10,000               9,982             10,343
MERRILL LYNCH & CO INC                     2008   3.700%                   7,500               7,717              7,549
MERRILL LYNCH & CO INC                     2010   4.500%                   2,000               2,010              2,019
MERRILL LYNCH AIG CBO                      2010   2.490%                   6,500                   0                  0 (b)(e)
MERRILL LYNCH ELLIOTT & PAIGE              2010   2.601%                  11,000                   0                  0 (b)(d)(e)
METLIFE INC                                2005   3.911%                  10,000              10,139             10,284
MGIC INVESTMENT CORP/WI                    2005   7.500%                   7,000               6,989              7,638
MORGAN STANLEY                             2006   6.100%                   5,000               4,998              5,411
MORGAN STANLEY                             2007   5.800%                   5,000               4,990              5,423
MORGAN STANLEY                             2008   3.625%                   5,000               5,017              5,007
NATIONWIDE BLDG SOCIETY                    2009   4.000%                   5,000               4,989              5,041
NATWEST - NATIONAL WESTMINSTER             2009   7.375%                  12,650              14,927             14,943
O'N'E' LOAN TRUST                          2007   2.170%                  25,000              27,092             27,790 (b)(d)
OLD NATIONAL BANCORP                       2008   3.500%                   7,000               6,980              6,880
POPULAR NA INC                             2008   4.250%                  12,500              12,461             12,711
POPULAR NA INC                             2008   3.875%                   2,500               2,504              2,495
SAFECO CORP                                2010   4.875%                   6,000               5,972              6,165
SIMON DEBARTOLO GROUP INC.                 2007   7.125%                  10,000              10,176             11,340
SLM CORP                                   2008   3.625%                  15,000              15,038             14,936
SOUTHERN COMPANY FUNDING                   2007   5.300%                   6,500               6,493              7,013
SOVEREIGN BANCORP INC                      2005  10.200%                   3,189               3,189              3,421 (d)
ST PAUL COMPANIES                          2007   5.750%                   7,000               6,984              7,535
SUNTRUST BANKS INC                         2007   5.050%                   7,500               7,498              8,085
TIAA GLOBAL MARKETS                        2008   3.875%                   7,500               7,494              7,630 (d)
TRAVELERS PROPERTY CASUALTY                2008   3.750%                   5,000               4,989              5,011
UNION PLANTERS CORP                        2007   5.125%                   5,000               4,999              5,311
US BANCORP                                 2008   3.125%                   5,000               4,887              4,931
US BANK NA                                 2011   6.375%                  10,000              11,030             11,139
WACHOVIA BANK                              2005   7.450%                   5,000               5,000              5,420
WACHOVIA BANK                              2006   4.950%                   6,000               5,993              6,370
WASHINGTON MUTUAL INC                      2006   7.500%                   1,400               1,395              1,569
WASHINGTON MUTUAL INC                      2008   4.375%                  12,980              13,277             13,344
WASHINGTON MUTUAL SAVINGS BANK             2011   6.875%                   1,500               1,695              1,701
WAYLAND INVESTMENT FUND LLC                2004   7.790%                   5,000               5,000              5,179 (d)
WELLS FARGO & CO                           2007   5.125%                   5,000               5,000              5,334
WELLS FARGO & CO                           2008   3.500%                   5,000               4,995              5,016
WELLS FARGO & CO                           2011   6.450%                   4,000               4,470              4,491
                                                         ---------------------------------------------------------------
Total - Corporate - Finance                                              619,469             615,251            632,310
                                                         ---------------------------------------------------------------


AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

Corporate - Industrial
ABITIBI CONSOLIDATED INC                   2005   8.300%                   3,250               3,250              3,445
ALCOA INC                                  2007   4.250%                  10,000               9,975             10,387
AMERICAN AIRLINES                          2008   6.400%                   1,505                 226              1,444 (b)(d)
AMERICAN AIRLINES                          2008   6.400%                   1,040                 156                999 (b)(d)
AMERICAN AIRLINES                          2008   6.400%                   1,535                 230              1,473 (b)(d)
AMERICAN AIRLINES                          2008   6.400%                     855                 128                821 (b)(d)
AMERICAN AIRLINES                          2008   6.400%                     855                 128                821 (b)(d)
AMERICAN AIRLINES                          2008   6.400%                     855                 128                821 (b)(d)
AMERICAN STANDARD COMPANIES                2008   7.375%                   2,000               1,941              2,210
ANADARKO PETRO CORP                        2008   3.250%                  10,000              10,122              9,820
AOL TIME WARNER                            2007   6.150%                   8,000               8,664              8,704
APOGENT TECHNOLOGIES INC                   2013   6.500%                   1,500               1,554              1,564
ARCH COAL INC                              2013   6.750%                   1,000               1,022              1,028 (d)
ASHLAND INC                                2005   7.830%                   1,100               1,100              1,176
BALL CORP                                  2012   6.875%                   2,000               2,065              2,090
BRITISH SKY BROADCASTING                   2009   6.875%                   1,500               1,461              1,684
BURLINGTON NORTHERN SANTA FE C             2005   6.375%                   5,000               4,999              5,397
BURLINGTON NORTHERN SANTA FE C             2010   7.125%                   5,000               5,796              5,788
CABLEVISION SYSTEMS - NY GRP -             2007   7.875%                   2,500               2,416              2,638
CADBURY SCHWEPPES US                       2008   3.875%                  12,500              12,465             12,443 (d)
CAMPBELL SOUP CO.                          2008   5.875%                   6,000               6,757              6,578
CARNIVAL CORP                              2007   3.750%                  10,000               9,966             10,018 (d)
CASCADES INC                               2013   7.250%                     435                 448                459
CASE CORP                                  2005   7.250%                   1,500               1,550              1,564
CATERPILLAR FINANCE SERVICES L             2004   6.875%                   5,000               4,997              5,157
CBD MEDIA/FINANCE INC                      2011   8.625%                     550                 593                602 (d)
CHESAPEAKE ENERGY CORP                     2013   7.500%                   1,500               1,589              1,624
CINTAS CORP                                2007   5.125%                   2,000               2,000              2,138
COCA-COLA ENTERPRISES INC                  2007   5.250%                  10,000               9,963             10,735
COMCAST CABLEVISION                        2006   6.375%                   1,300               1,298              1,398
COMCAST CORP                               2008   6.200%                  15,000              16,392             16,460
CONAGRA FOODS INC                          2005   7.500%                   4,000               3,997              4,348
CONOCO FINANCIAL                           2006   5.450%                   3,000               3,096              3,219
CONOCO INC                                 2004   5.900%                   7,500               7,499              7,594
COTT BEVERAGES INC                         2011   8.000%                   1,750               1,739              1,890
CSX CORP                                   2009   4.875%                   8,000               8,112              8,245
CSX TRANSPORTATION INC                     2007   7.450%                   3,600               4,036              4,083
DAIMLER CHRYSLER NA - US                   2006   6.400%                   6,000               6,146              6,445
DAIMLER CHRYSLER NA - US                   2008   4.750%                   9,000               9,444              9,207
DEVON ENERGY CORPORATION                   2004   6.750%                   6,500               6,506              6,529
DEVON ENERGY CORPORATION                   2004   8.050%                   2,000               1,997              2,053
DEX MEDIA EAST                             2010   8.500%                     890                 945                990 (d)
DIAGEO PLC                                 2007   3.500%                   4,000               3,993              4,034
DIAGEO PLC                                 2004   6.625%                   6,000               5,999              6,151
DIAGEO PLC                                 2008   3.375%                  10,000               9,936              9,955
DISNEY COMPANY - THE WALT                  2006   5.500%                  10,000              10,043             10,723
DISNEY COMPANY - THE WALT                  2007   5.375%                   5,000               4,992              5,312
DOMINOS INC                                2011   8.250%                     500                 527                540 (d)
DRS TECHNOLOGIES INC                       2013   6.875%                   1,800               1,823              1,850 (d)
ECHOSTAR DBS CORP                          2008   5.750%                   1,500               1,500              1,517 (d)
ECHOSTAR DBS CORP                          2011   6.375%                   1,000               1,000              1,028 (d)

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

ENCORE ACQUISITION CO                      2012   8.375%                   1,000               1,062              1,083
EQUIFAX INC                                2007   4.950%                   4,000               3,994              4,184
EURAMAX INTERNATIONAL INC                  2011   8.500%                   1,000               1,048              1,065 (d)
FIRSTPLUS FINL GROUP - ABS                 2023  42.594%                     503                 500              1,411 (b)(d)
FISHER SCIENTIFIC INTL INC                 2013   8.000%                     500                 527                536
FISHER SCIENTIFIC INTL INC                 2013   8.000%                   1,000               1,074              1,073 (d)
FLEXTRONICS INTERNATIONAL                  2013   6.500%                     800                 808                828
FORT JAMES CORP                            2007   6.875%                   1,000               1,028              1,055
GANNETT CO INC                             2007   5.500%                  10,000               9,952             10,770
GENERAL ELECTRIC CAP CORP                  2008   3.500%                   7,500               7,493              7,493
GENERAL ELECTRIC CAP CORP                  2010   4.250%                   2,000               1,990              1,986
GENERAL ELECTRIC CAP CORP                  2007   5.375%                   5,000               4,987              5,365
GENERAL ELECTRIC CAP CORP                  2008   4.250%                   4,000               3,980              4,120
GENERAL MILLS                              2007   5.125%                   7,300               7,575              7,754
GENERAL MOTORS ACCEPTANCE CORP             2008   5.125%                  12,500              12,461             12,922
GEORGIA GULF CORP                          2013   7.125%                   1,200               1,228              1,248 (d)
GULFTERRA ENERGY PARTNERS LP               2010   6.250%                     500                 507                520
HALLMARK CARDS  INC                        2008   4.220%                  10,000              10,000              9,957 (d)
HARRAH'S ENTERTAINMENT INC                 2005   7.875%                   2,000               2,036              2,175
HCA INC                                    2012   6.300%                   1,800               1,827              1,856
HILTON HOTELS CORP                         2009   7.200%                   1,500               1,554              1,643
HMH PROPERTIES INC                         2008   7.875%                   1,200               1,242              1,248
HOLLINGER INTERNATIONAL PUBLIS             2010   9.000%                     750                 785                797
HORTON D R INC                             2009   8.000%                   2,000               1,993              2,260
HOST MARRIOTT CORP                         2013   7.125%                   1,000               1,000              1,033 (d)
INGERSOLL RAND                             2004   5.800%                  10,000               9,999             10,168
INTERNATIONAL PAPER COMPANY                2008   3.800%                  15,000              15,098             14,953
INTERNATIONAL PAPER COMPANY                2009   4.250%                   2,000               1,997              2,007
JC PENNEY INC                              2015   6.875%                     500                 524                526
JOHN DEERE CAPITAL CORPORATION             2008   3.900%                  15,000              15,152             15,255
JONES APPAREL GROUP INC                    2004   7.500%                   3,000               2,999              3,080
JONES APPAREL GROUP INC                    2006   7.875%                   2,000               1,997              2,224
KAUFMAN & BROAD HOME                       2004   7.750%                   3,000               2,997              3,075
KELLOGG CO.                                2006   6.000%                   5,150               5,461              5,518
KELLOGG CO.                                2008   2.875%                   5,000               4,999              4,843
KENDALL-JACKSON WINE ESTATES L             2009   2.411%                  12,000              12,000             12,375 (d)
KEY ENERGY GROUP INC                       2013   6.375%                   1,000                 944              1,015
KIRBY CORPORATION                          2013   2.370%                  15,000              15,000             15,036 (d)
KOPPERS CO                                 2013   9.875%                     925                 974              1,020 (d)
KRAFT FOODS INC                            2006   4.625%                  15,000              14,987             15,661
KRAFT FOODS INC                            2008   4.000%                   4,000               3,978              4,027
KROGER COMPANY                             2006   8.150%                   4,000               4,002              4,484
L-3 COMMUNICATIONS CORP                    2013   6.125%                   2,500               2,491              2,519
LAMAR ADVERTISING                          2013   7.250%                     745                 771                801
LEAR CORP                                  2005   7.960%                   1,500               1,502              1,605
LIBERTY MEDIA CORP                         2006   3.500%                   6,000               5,977              6,030
LIN TELEVISION CORP                        2013   6.500%                   1,000                 978              1,001 (d)
LOCKHEED MARTIN CORPORATION.               2009   8.200%                  16,000              19,481             19,430
LOUISIANA PACIFIC                          2005   8.500%                   1,000                 995              1,080
MANITOWOC CO                               2013   7.125%                   1,575               1,611              1,628
MASCO CORP                                 2007   4.625%                   5,000               4,991              5,219
MEDIA GENERAL                              2006   6.950%                   5,000               4,998              5,283

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

MEDIANEWS GROUP INC                        2013   6.875%                   1,500               1,493              1,526 (d)
MGM MIRAGE INC                             2009   6.000%                   2,000               2,000              2,055
MOHEGAN TRIBAL GAMING AUTHORIT             2009   6.375%                   1,500               1,518              1,549
MORRIS PUBLISHING                          2013   7.000%                   1,000               1,000              1,015 (d)
NALCO CHEMICAL                             2011   7.750%                   1,500               1,553              1,605 (d)
NEIGHBORCARE INC                           2013   6.875%                     500                 505                509 (d)
NEWFIELD EXPLORATION CO                    2011   7.625%                   2,500               2,589              2,788
NEWS AMERICA HOLDINGS INC                  2008   6.625%                  13,750              15,487             15,293
NORAMPAC INC                               2013   6.750%                   2,000               1,958              2,085
NORTHROP GRUMMAN                           2011   7.125%                   5,000               5,663              5,783
NORTHWEST AIRLINES CORP                    2011   6.841%                  10,000              10,000              9,950
OCCIDENTAL PETROLEUM CORP                  2008   7.375%                   7,500               8,337              8,652
OFFSHORE LOGISTICS  INC.                   2013   6.125%                     500                 477                490
OMNICARE  INC                              2013   6.125%                   1,750               1,783              1,759
OWENS-BROCKWAY GLASS                       2011   7.750%                   1,500               1,564              1,611
PACKAGING CORP OF AMERICA                  2008   4.375%                   3,250               3,236              3,251
PEABODY ENERGY CORP                        2013   6.875%                   2,500               2,597              2,638
PRAXAIR INC.                               2008   2.750%                  15,000              14,943             14,473
QUEBECOR WORLD INC                         2006   7.200%                  10,000              10,000             10,714 (d)
RAYTHEON COMPANY                           2010   6.550%                   1,655               1,897              1,826
RAYTHEON COMPANY                           2010   6.000%                   2,500               2,791              2,672
REPUBLIC SERVICES INC                      2004   6.625%                   5,000               4,998              5,088
RHODIA                                     2010   7.625%                     500                 516                480 (d)
RIO ALTO EXPLORATION LTD                   2005   7.690%                   9,000               9,000              9,759 (d)
RIO TINTO LTD                              2008   2.625%                  12,500              12,497             11,979
ROGERS CABLE SYSTEMS                       2013   6.250%                   1,500               1,524              1,511
SAFEWAY INC                                2007   4.800%                   5,000               4,993              5,193
SARA LEE CORP                              2008   2.750%                  15,000              14,954             14,500
SCHULER HOMES INC                          2009   9.375%                   1,000               1,000              1,125
SCOTTS COMPANY                             2013   6.625%                   1,500               1,532              1,538 (d)
SEAGATE TECHNOLOGY HOLDINGS                2009   8.000%                     250                 272                269
SHAW COMMUNICATIONS INC                    2011   7.250%                     750                 784                811
SILGAN HOLDING                             2013   6.750%                   1,000               1,001              1,003 (d)
SINCLAIR BROADCAST GROUP INC.              2012   8.000%                     500                 529                540
SPX CORP                                   2011   6.250%                     500                 505                514
STANDARD PACIFIC CP                        2008   6.500%                   1,000               1,000              1,025
STANLEY WORKS                              2007   3.500%                   2,500               2,492              2,525
STARWOOD HOTELS AND RESORTS WO             2012   7.875%                     500                 556                563
STATION CASINOS INC.                       2008   8.375%                   1,500               1,509              1,609
SUSQUEHANNA MEDIA CO                       2013   7.375%                   1,000               1,039              1,043
TARGET CORP                                2009   5.375%                   6,150               6,386              6,592
TEKKAY SHIPPING CORP                       2006   8.320%                   1,500               1,505              1,575
TENET HEALTHCARE CORP.                     2007   5.000%                   2,500               2,484              2,419
TEREX CORPORATION                          2014   7.375%                     500                 495                511 (d)
TEXTRON INC                                2004   6.375%                   3,000               2,998              3,078
THOMSON CORP                               2009   4.250%                   7,500               7,438              7,572
TIME WARNER ENTERTAINMENT CO               2006   6.125%                   8,000               7,992              8,612
TOM BROWN                                  2013   7.250%                       2               1,550              1,586
TOYOTA MOTOR CREDIT CORP                   2008   2.875%                  20,000              19,906             19,573
TRANS OCEAN CONTAINER CORP                 2007   6.670%                   4,124               4,117              4,454 (d)
TRANSDIGM INC                              2011   8.375%                     750                 800                798
TRIAD HOSPITALS                            2009   8.750%                     500                 542                542

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

TTX COMPANY                                2004   7.350%                   4,000               4,000              4,170 (d)
UNION PACIFIC CORP                         2004   5.840%                   5,000               5,000              5,074
UNION PACIFIC CORP                         2009   3.875%                   6,000               5,985              5,974
UNION PACIFIC CORP                         2010   3.625%                   3,000               2,981              2,862
UNION TANK                                 2008   6.500%                   2,754               2,752              2,931
UNITED AIR LINES INC                       2010   7.032%                   3,920               3,920              3,394
UNITED HEALTHCARE                          2005   7.500%                   6,000               5,991              6,587
UNITED RENTALS INC                         2013   7.750%                   1,250               1,243              1,288 (d)
UNITED STATES STEEL                        2010   9.750%                   1,500               1,590              1,703
USX CORP                                   2004   7.200%                  10,000              10,007             10,057
VALERO ENERGY CORP                         2007   6.125%                   3,500               3,495              3,778
VALSPAR CORP                               2007   6.000%                  10,000               9,965             10,677
VIACOM INC                                 2007   5.625%                  10,000              10,118             10,812
VIDEOTRON - LE GRPE LTD                    2014   6.875%                   1,000               1,022              1,030 (d)
VIN & SPIRIT AB - V&S                      2008   3.570%                  15,000              15,000             14,734 (d)
VIVENDI UNIVERSAL                          2008   6.250%                   1,070               1,102              1,132 (d)
WABTEC                                     2013   6.875%                   1,000               1,017              1,036 (d)
WALMART STORES                             2006   5.450%                  10,000              10,175             10,766
WCI COMMUNITIES                            2013   7.875%                   1,810               1,860              1,910 (d)
WEYERHAEUSER CO                            2008   5.950%                  10,000              10,337             10,749
WYETH                                      2004   6.125%                   5,000               5,000              5,045
WYETH                                      2006   6.500%                   5,000               5,000              5,393
XTO ENERGY INC                             2013   6.250%                   1,500               1,542              1,583
                                                         ---------------------------------------------------------------
Total - Corporate - Industrial                                           771,004             781,670            804,752
                                                         ---------------------------------------------------------------

Corporate - Utility
AMERICAN ELECTRIC POWER                    2006   6.125%                   2,500               2,496              2,694
BELLSOUTH CORP                             2010   7.750%                  15,000              17,577             17,725
BRITISH TELECOMM/PP                        2005   7.875%                  12,500              13,046             13,775
CINCINNATI BELL INC                        2013   7.250%                   1,250               1,275              1,328 (d)
CINERGY CORP                               2004   6.125%                   4,000               4,000              4,048
CINGULAR WIRELESS LLC                      2006   5.625%                   5,000               4,989              5,363
CITIZENS COMMUNICATIONS COMPAN             2008   7.625%                   2,591               3,026              2,837
CONSOLIDATED EDISON NY                     2008   6.250%                   6,000               6,642              6,592
CONSOLIDATED EDISON NY                     2008   3.625%                   9,000               8,974              8,974
CONSOLIDATED NAT GAS CO                    2008   6.625%                   5,700               6,372              6,388
CONSUMERS ENERGY                           2008   6.375%                   2,500               2,769              2,720
CONSUMERS ENERGY                           2008   4.250%                   9,500               9,805              9,576 (d)
DAYTON POWER & LIGHT CO                    2011   6.875%                   1,250               1,298              1,300
DEUTSCHE TELEKOM                           2010   8.500%                   8,250              10,058              9,975
DEUTSCHE TELEKOM                           2008   3.875%                   5,000               5,002              5,002
DTE ENERGY CO                              2004   6.000%                  10,000               9,997             10,163
DUKE ENERGY CORP.                          2008   3.750%                   4,500               4,501              4,516
DUKE ENERGY CORP.                          2008   4.200%                  10,000              10,083             10,044
ENERGY EAST CORP                           2006   5.750%                   7,500               7,474              8,005
FIRST ENERGY CORP                          2006   5.500%                  10,000               9,993             10,359
FPL FUELS INC                              2006   2.340%                   5,370               5,370              5,325 (d)
FPL FUELS INC                              2006   2.340%                   4,630               4,630              4,591 (d)
FRANCE TELECOM                             2006   8.700%                   2,850               2,956              3,183
KANSAS CITY POWER & LIGHT                  2005   7.125%                  10,000              10,212             10,893
KANSAS CITY POWER & LIGHT                  2007   6.000%                   4,000               3,994              4,274
MIDAMERICAN ENERGY HLDGS                   2008   3.500%                   9,500               9,487              9,340
NISOURCE INC                               2006   3.200%                   3,000               3,002              3,016
PACIFICORP                                 2008   4.300%                   6,500               6,491              6,639
PECO ENERGY COMPANY                        2008   3.500%                  20,000              20,000             19,917

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

PPL CORPORATION                            2005   7.750%                   3,000               2,999              3,191
PPL CORPORATION                            2007   5.875%                   6,135               6,759              6,695
PROGRESS ENERGY INC                        2004   6.550%                   2,500               2,500              2,519
PROGRESS ENERGY INC                        2006   6.750%                   2,100               2,099              2,277
PROGRESS ENERGY INC                        2008   5.850%                  10,000               9,997             10,756
PUB SERV CO OF COLORADO                    2008   4.375%                   1,830               1,863              1,877
PUGET ENERGY INC                           2008   3.363%                   3,500               3,500              3,391
SBC COMMUNICATIONS INC                     2008   6.150%                   7,000               7,817              7,697
SBC COMMUNICATIONS INC                     2011   6.250%                   7,000               7,645              7,663
SBC COMMUNICATIONS INC                     2006   5.750%                   5,000               5,088              5,365
SEMCO ENERGY INC                           2008   7.125%                     670                 682                698
SOUTHWESTERN PUB SRV CO                    2006   5.125%                   7,000               6,989              7,385
SPRINT CAPITAL CORP                        2008   6.125%                  10,000              10,576             10,659
TAMPA ELECTRIC CO                          2007   5.375%                   3,785               4,101              4,023
TELEFONICA EUROPE                          2005   7.350%                   8,000               7,999              8,681
TELUS CORP ORD                             2007   7.500%                   6,500               7,086              7,274
TRANS CONTINENTAL GAS PIPELINE             2011   7.000%                     500                 541                533
VERIZON COMMUNICATIONS                     2012   6.875%                   4,000               4,422              4,426
VIRGINIA ELEC & PWR CO                     2006   5.750%                   4,675               4,667              5,006
VODAFONE GROUP PLC                         2005   7.625%                  10,000              10,070             10,658
VODAFONE GROUP PLC                         2010   7.750%                   4,400               5,344              5,209
VODAFONE GROUP PLC                         2008   3.950%                   3,500               3,543              3,556
WESTERN RESOURCES                          2007   7.875%                   2,448               2,713              2,736
WILLIAMS COMPANIES INC - THE               2007   7.550%                   3,000               3,002              3,210
WISCONSIN ENERGY                           2006   5.875%                  10,000               9,976             10,661
WISCONSIN ENERGY                           2008   5.500%                   2,500               2,616              2,669
XCEL ENERGY                                2010   4.750%                   3,500               3,490              3,587
XCEL ENERGY                                2008   3.400%                   2,500               2,421              2,443
                                                         ---------------------------------------------------------------
Total - Corporate - Utility                                              332,934             346,024            353,406
                                                         ---------------------------------------------------------------
Total - Corporate Debt Securities                                      1,723,406           1,742,945          1,790,468
                                                         ---------------------------------------------------------------
Total - BONDS AND NOTES                                                4,346,304           4,373,525          4,446,168
                                                         ---------------------------------------------------------------

PREFERRED STOCK
Preferred Stock - Stated Maturity
Corporate - Industrial
BHP OPERATIONS                             2006   6.760%                      50               5,000              5,419 (d)
WHIRLPOOL CORP                             2008   6.550%                       9                 902                929 (d)
                                                         ---------------------------------------------------------------
Total - Corporate - Industrial                                                59               5,902              6,348
                                                         ---------------------------------------------------------------

Corporate - Utility
APPALACHIAN POWER                          2008   5.900%                       5                 468                454
APPALACHIAN POWER                          2008   5.920%                       6                 561                562
CENTRAL ILLINOIS LIGHT COMPANY             2008   5.850%                      35               3,499              3,514
INDIANA MICHIGAN PWR CO                    2009   6.300%                      52               5,224              5,421
INDIANA MICHIGAN PWR CO                    2009   6.250%                      20               2,000              2,065
INDIANA MICHIGAN PWR CO                    2009   5.900%                      33               3,186              3,302
LOUISVILLE GAS & ELECTRIC CO               2008   5.875%                      11               1,139              1,154
OHIO POWER CO                              2009   5.900%                      36               3,567              3,632
POTOMAC ELECTRIC                           2007   3.400%                     146               7,279              7,351
RGS ENERGY GROUP INC                       2009   6.600%                     100              10,067             10,172
SAN DIEGO GAS & ELEC COMPANY               2008   1.763%                      57               1,448              1,509
                                                         ---------------------------------------------------------------
Total - Corporate - Utility                                                  501              38,439             39,136
                                                         --------------------------------------------------------------
Total - Preferred Stock - Stated Maturity                                    559              44,340             45,484
                                                         --------------------------------------------------------------

Preferred Stock - Perpetual
Corporate - Finance
CITIBANK-NEW YORK  NY                             0.000%                     100              10,000             10,100
CITIGROUP INC                                     5.860%                     150               7,782              7,952
                                                         ---------------------------------------------------------------
Total - Corporate - Finance                                                  250              17,782             18,052
                                                         ---------------------------------------------------------------
Total - Preferred Stock - Perpetual                                          250              17,782             18,052
                                                         ---------------------------------------------------------------
Total - PREFERRED STOCK                                                      809              62,122             63,536
                                                         --------------------------------------------------------------

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE I
Investments of Securities in Unaffiliated Issuers
At December 31, 2003
(Thousands)

                                                         Bal Held at 12/31/03 Principal                          Value at
                                                         Amt of Bonds & Notes or # of            Cost            12/31/03
Issuer Name and Issuer Title                                         Shares                  (Notes a & c)       (Note a)
------------------------------------------              ------------------------------- --------------------- --------------

COMMON STOCK
Common Stock
Corporate - Industrial
AMR CORP                                          0.000%                       2                   0                 21
Total - Corporate - Industrial                                                 2                   0                 21
                                                         ---------------------------------------------------------------
Total - Common Stock                                                           2                   0                 21
                                                         ---------------------------------------------------------------
Total - COMMON STOCK                                                           2                   0                 21
                                                         ---------------------------------------------------------------
TOTAL Investments in Securities of Unaffiliated Issuers                4,347,115           4,435,647          4,509,726
                                                         ---------------------------------------------------------------

NOTES:

a) See Notes 1 and 3 to the financial statements regarding determination of cost and fair values. All Available-for-Sale securities are carried at fair value on the balance sheet.

b) In the absence of market quotations, securities are valued by AmEx Certificate Company at fair value.

c) Aggregate cost of investment in securities of unaffiliated issuers for federal income tax purposes was $4,494,887.

d) Securities acquired in private negotiation which may require registration under federal securities law if they were to be publicly sold.

e) Non-income producing securities.

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                SCHEDULE II
Investments in and Advances to Affiliates and Income Thereon
December 31, 2003, 2002 and 2001
(Thousands)
                                                              Balance December 31, 2003
                                                      ------------------------------------------
                                                                                                     Interest
                                                                                                    Dividends
                                                         Principal                    Carrying      Credited
                                                         Amount or         Cost        Value        to Income
Name of Issuer and Title of Issue                      No. of Shares        (a)         (b)            (c)
----------------------------------                   -----------------  ----------  -----------  --------------

Wholly Owned Subsidiary (b):
Real Estate Investment Company:
  Investors Syndicate Development Corporation:
      Capital Stock..................................              100        ($45)        ($45)             $0
                                                      =================

  Investors Syndicate Development Corporation:
      Other..........................................               $0           4            4               0
                                                      =================

Other Affiliates (as defined in Sec. 2(a)(3) of the
Investment Company Act of 1940)......................               $0           0            0               0
                                                      =================  ----------  -----------  --------------

    Total affiliates.................................                         ($41)        ($41)             $0
                                                                         ==========  ===========  ==============

                                                              Balance December 31, 2002
                                                      ------------------------------------------
                                                                                                     Interest
                                                                                                    Dividends
                                                         Principal                    Carrying      Credited
                                                         Amount or         Cost        Value        to Income
Name of Issuer and Title of Issue                      No. of Shares        (a)         (b)            (c)
----------------------------------                   -----------------  ----------  -----------  --------------

Wholly Owned Subsidiary (b):
Real Estate Investment Company:
  Investors Syndicate Development Corporation:
      Capital Stock..................................              100        $422         $422              $0
                                                      =================


Other Controlled Companies:                                         $0        (467)        (467)              0
                                                      =================

Other Affiliates (as defined in Sec. 2(a)(3) of the
Investment Company Act of 1940)......................               $0           0            0               0
                                                      =================  ----------  -----------  --------------

    Total affiliates.................................                         ($45)        ($45)             $0
                                                                         ==========  ===========  ==============

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                SCHEDULE II
Investments in and Advances to Affiliates and Income Thereon
December 31, 2003, 2002 and 2001
(Thousands)
                                                              Balance December 31, 2001
                                                      ------------------------------------------
                                                                                                     Interest
                                                                                                    Dividends
                                                         Principal                    Carrying      Credited
                                                         Amount or         Cost        Value        to Income
Name of Issuer and Title of Issue                      No. of Shares        (a)         (b)            (c)
----------------------------------                   -----------------  ----------  -----------  --------------

Wholly Owned Subsidiary (b):
Real Estate Investment Company:
  Investors Syndicate Development Corporation:
      Capital Stock..................................              100        $422         $422              $0
                                                      =================

Other Controlled Companies:                                         $0           0            0               0
                                                      =================

Other Affiliates (as defined in Sec. 2(a)(3) of the
Investment Company Act of 1940)......................               $0           0            0               0
                                                      =================  ----------  -----------  --------------

    Total affiliates.................................                         $422         $422              $0
                                                                         ==========  ===========  ==============

NOTES:

  (a) The aggregate cost for federal income tax purposes was ($41), ($45), and $422 at December 31, 2003, 2002, and 2001, respectively, subject to possible adjustment in certain circumstances under consolidated income tax return regulations.

  (b) Investments in stocks of wholly owned subsidiaries are carried at cost adjusted for equity in undistributed net income since organization or acquisition of the subsidiaries.

  (c) There were no dividends or interest earned which were not credited to income.

  AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                  SCHEDULE III
Mortgage Loans on Real Estate and Interest
          Earned on Mortgages
      Year Ended December 31, 2003
              (Thousands)

                                                                         Mortgage loans on real estate at      Part 2 - Interest
                                                     Part 1 -                       end of period              earned on mortgages
                                                     --------         --------------------------------------- ---------------------

                                                                                 Amount of principal
                                                                                  unpaid at end of
                                                                                      period
                                                                                --------------------

                                                                                                                          Average
                                                                                                                           gross
                                                                                                                          rate of
                                                                      Carrying                                 Interest   interest
                                                                      amount of          Subject     Amount    due and       on
                                                                      mortgages            to          of      accrued    mortgages
                                                       Number  Prior  (c),(g),         delinquent  mortgages  at end of  held at end
                    Description (a)                     of     liens  (h) and           interest      being    period     of period
Loan No.   Mortgagor                Property Location  loans    (b)     (i)      Total     (d)     foreclosed   (e)         (f)
----------------------------------- ------------------ ------  ------ --------- ------ ----------- ---------- ---------- -----------
First mortgages:
  Insured by Federal Housing
  Administration - liens on:
      Residential - under $100                              0               $0      $0         $0           $0                0.000%
      Apartment and business -
      under $100                                            0                0       0          0            0                0.000%
                                                      --------        ---------   -----   --------   ----------          -----------

                  Total                                     0                0       0          0            0                0.000%
                                                      --------        ---------   -----   --------   ----------          -----------
  Partially guaranteed under
  Serviceman's
    Readjustment Act of 1944,
    as amended - liens on:
        Residential - under $100                            0                0       0          0            0                0.000%
        Apartment and business -
        under $100                                          0                0       0          0            0                0.000%
                                                      --------        ---------   -----   --------   ----------          -----------

                  Total                                     0                0       0          0            0                0.000%
                                                      --------        ---------   -----   --------   ----------          -----------
  Other - liens on:
    Residential                                             0                0       0          0            0                0.000%
                                                      --------        ---------   -----   --------   ----------          -----------
    Apartment and business:
      Under $100                                         0                   0       0          0            0                0.000%
      $100 to $150                                       0                   0       0          0            0                0.000%
      $150 to $200                                       0                   0       0          0            0                0.000%
      $200 to $250                                       0                   0       0          0            0                0.000%
      $250 to $300                                       1                 255     255          0            0                8.500%
      $300 to $350                                       0                   0       0          0            0                0.000%
      $350 to $400                                       0                   0       0          0            0                0.000%
      $400 to $450                                       0                   0       0          0            0                0.000%
      $450 to $500                                       0                   0       0          0            0                0.000%

 21-47139  Treasure's Island Inc.   Eagan, MN            1               1,170   1,170          0            0               8.25000
 21-47157  John A. Belanich         Tampa, FL            1               2,676   2,676          0            0               7.65000
 21-47164  Center Hol               Hamilton, OH         1               3,117   5,117          0            0               6.00000
 21-47167  Wilder Corp of Delaware  Ruskin, FL           1               5,649   5,649          0            0               7.44000
 21-47168  Wilder Corp of Delaware  Riverview, FL        1               3,028   3,028          0            0               7.44000
 21-47173  Cinram Associates        Fairfield, NJ        1               3,560   3,560          0            0               7.26000
 21-47186  Mack Edison Company      Edison, NJ           1               5,408   5,408          0            0               6.85000
 21-47187  Industrial Development
           Association              Mebane, NC           1               2,603   2,603          0            0               7.22000
 21-47195  Tipotex Inc.             Pharr, TX            1               1,975   1,975          0            0               3.80000
 21-47196  Tropic Star              Pharr, TX            1               4,419   4,419          0            0               3.80000
 21-47197  Winter Ranch             Alamo, TX            1               1,012   1,012          0            0               3.80000
 21-47204  Fort Walton              Mary Esther, FL      1               2,669   2,669          0            0               7.04000
 21-47205  Kavanagh                 Tucson, AZ           1               3,578   3,578          0            0               7.05000
 21-47206  Artrisco                 Albuquerque, NM      1               3,761   4,761          0            0               6.00000
 21-47209  Fountain Lake            Brandeton, FL        1               5,289   5,289          0            0               6.40000
 21-47210  Orion                    West Haven, CT       1               3,767   3,767          0            0               6.60000
 21-47214  West Health Inc.         Plymouth, MN         1               9,991   9,991          0            0               7.45000
 21-47215  Invespro                 Urbandale, IA        1               3,014   3,014          0            0               6.25000
 21-47216  Invespro                 Urbandale, IA        1               2,372   2,372          0            0               6.25000
 21-47223  Westwood Plaza           Houston, TX          1               5,494   5,494          0            0               6.15000
 21-47224  Custer Office            Plano, TX            1               2,531   2,531          0            0               6.00000
 21-47225  Valley Mining            Eagan, MN            1               1,386   1,386          0            0               7.21000
 21-47226  Jake's LP                Austin, TX           1               2,509   2,509          0            0               5.50000
 21-47228  Lafayette Square         Bridgeport, CT       1               3,941   3,941          0            0               7.14000
 21-47230  Wilcrest Gree            Houston, TX          1               1,870   1,870          0            0               7.08000
 21-47232  DHIR Group LLC           Milwaukee, WI        1               3,854   3,854          0            0               7.40000
 21-47233  Capital Plaza            Jefferson City, MO   1               1,884   1,884          0            0               7.15000
 21-47234  Southwest Medical        Littleton, CO        1               2,992   2,992          0            0               7.18000
 21-47235  2507 & 2473 Assc         Southport, CT        1               2,500   2,500          0            0               7.02000
 21-47237  Abmar Valley             Roanoke, VA          1               1,436   1,436          0            0               5.25000
 21-47238  Cicero Place             Cicero, IN           1               3,150   3,150          0            0               7.00000
 21-47240  Crystal Plaza            Baltimore, MD        1               3,640   3,640          0            0               7.02000
 21-47241  Pal, Inc                 Sioux Falls, SD      1                 991     991          0            0               7.05000
 21-47242  Northpoint AT            San Antonio, TX      1               4,322   4,322          0            0               7.33000
 21-47243  Pam-Joy Realty           Chesapeake. VA       1               2,780   2,780          0            0               6.96000
 21-47245  Tide Mill                Southport, CT        1               2,270   2,270          0            0               6.98000
 21-47246  JLC, IX PF LTD           Dallas, TX           1                 892     892          0            0               7.01000
 21-47248  HMJ                      Moorehead, MN        1               5,242   5,242          0            0               6.96000
 21-47249  MIDEB                    Ventura, CA          1               4,625   4,625          0            0               6.75000
 21-47250  Thomas Ribis             Alexandria, VA       1               2,534   2,534          0            0               6.90000
 21-47251  Arcadia Villa            Phoenix, AZ          1               2,596   2,596          0            0               6.80000
 21-47252  Broken Arrow             Broken Arrow, OK     1               3,098   3,098          0            0               6.80000

  AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                  SCHEDULE III
Mortgage Loans on Real Estate and Interest
          Earned on Mortgages
      Year Ended December 31, 2003
              (Thousands)

                                                                         Mortgage loans on real estate at      Part 2 - Interest
                                                     Part 1 -                       end of period              earned on mortgages
                                                     --------         --------------------------------------- ---------------------

                                                                                 Amount of principal
                                                                                  unpaid at end of
                                                                                      period
                                                                                --------------------

                                                                                                                          Average
                                                                                                                           gross
                                                                                                                          rate of
                                                                      Carrying                                 Interest   interest
                                                                      amount of          Subject     Amount    due and       on
                                                                      mortgages            to          of      accrued    mortgages
                                                       Number  Prior  (c),(g),         delinquent  mortgages  at end of  held at end
                    Description (a)                     of     liens  (h) and           interest      being    period     of period
Loan No.   Mortgagor                Property Location  loans    (b)     (i)      Total     (d)     foreclosed   (e)         (f)
----------------------------------- ------------------ ------  ------ --------- ------ ----------- ---------- ---------- -----------
  21-47253  Palo Verde Plaxa        Phoenix, AZ          1               1,549   1,549          0            0               6.80000
  21-47254  Village S.              Tulsa, OK            1               3,234   3,234          0            0               6.80000
  21-47255  Gaughan                 Forest Lake/
                                    Stillwater, MN       1               4,777   4,777          0            0               6.83000
  21-47256  Fremont Apts            Rapid City, SD       1                 952     952          0            0               6.75000
  21-47257  American Bank Plaza     Corpus Christi, TX   1               6,601   6,601          0            0               6.90000
  21-47259  Anza Plaza              Santa Clarita, CA    1               1,783   1,783          0            0               6.95000
  21-47260  Eisenhower 3            Ann Arbor, MI        1               2,665   2,665          0            0               6.98000
  21-47261  KKMP Properties         Bloomington, MN      1               1,030   1,030          0            0               7.06000
  21-47262  312 Third Street        Fargo, ND            1               5,351   5,351          0            0               6.90000
  21-47263  G.O.L.D                 Columbus, OH         1               2,028   2,028          0            0               6.95000
  21-47264  Esnet Properties        Orem, UT             1               1,807   1,807          0            0               6.81000
  21-47265  Eaglecreek A            Lakewood, CO         1               2,090   2,090          0            0               6.77000
  21-47266  Independence            Clarkston, MI        1               3,841   3,841          0            0               6.89000
  21-47267  Blairhill LLC           Charlotte, NC        1               1,284   1,284          0            0               6.91000
  21-47268  Lemans Limited          Seebring, FL         1               5,196   5,196          0            0               6.85000
  21-47269  Hampton Inn             Spokane, WA          1               3,726   3,726          0            0               7.15000
  21-47270  Brookhollow-2           Houston, TX          1               2,591   2,591          0            0               6.80000
  21-47271  Wilsonville             Wilsonville, OR      1               1,605   1,605          0            0               6.85000
  21-47272  Southeast Com           Aurora, CO           1               1,824   1,824          0            0               6.44000
  21-47273  Sears Bldg              Rapid City, SD       1                 777     777          0            0               6.85000
  21-47274  Edison                  Towson, MD           1               1,092   1,092          0            0               6.85000
  21-47275  Colorado & SA           Colorado
                                    Springs, CO          1               1,830   1,830          0            0               6.55000
  21-47277  Alvernon Place          Tucson, AZ           1               2,092   2,092          0            0               7.00000
  21-47278  VL Grand Rdge           Kennewick, WA        1               6,179   6,179          0            0               6.75000
  21-47279  Daniel G                Chetek, WI           1               1,920   1,920          0            0               7.25000
  21-47281  Cleveland               Shaker Heights, OH   1               2,213   2,213          0            0               7.00000
  21-47282  Cary Bldg LP            Springfield, VA      1               2,051   2,051          0            0               6.85000
  21-47285  Equity One In           Fort Meyers, FL      1               3,898   3,898          0            0               6.75000
  21-47286  Silvercrest             Las Vegas, NV        1               2,398   2,398          0            0               7.00000
  21-47287  ML LTD Moen             Rogers, MN           1               5,230   5,230          0            0               7.30000
  21-47288  Hilde                   Plymouth, MN         1               1,827   1,827          0            0               6.85000
  21-47289  Camp Morrison           Newport News, VA     1               2,358   2,358          0            0               6.90000
  21-47290  Oakcliff                Doraville, GA        1               2,434   2,434          0            0               7.00000
  21-47291  Truway                  Liverpool, NY        1               2,838   2,838          0            0               7.00000
  21-47292  Desert Inn              Las Vegas, NV        1               7,601   7,601          0            0               6.84000
  21-47293  Julantru                Corvallis, OR        1               4,105   4,105          0            0               6.75000
  21-47294  Carolace Emb.           Hope Mills, NC       1               1,417   1,417          0            0               7.00000
  21-47295  Arabica, LLC            Concord, OH          1               1,108   1,108          0            0               7.00000
  21-47296  Viviani                 Painesville, OH      1               1,010   1,010          0            0               7.00000
  21-47297  Viviani                 Concord, OH          1               1,699   1,699          0            0               7.00000
  21-47298  Shiland Hills           Rock Hill, SC        1                 795     795          0            0               7.25000
  21-47299  Crest                   Escondido, CA        1               2,113   2,113          0            0               7.00000
  21-47303  1304 15th               Santa Monica, CA     1               5,043   5,043          0            0               3.21375
  21-47304  Memorial Six            Houston, TX          1               6,951   6,951          0            0               6.40000
  21-47306  Falls Towne             FairviewPrk/
                                    Cuyahoga Falls, OH   1               4,404   4,404          0            0               3.23000
  21-47308  Wilder                  Clearwater,  FL      1               6,065   6,065          0            0               6.18000
  21-47309  Center Point III        Arlington,  TX       1               3,864   3,864          0            0               6.48000
  21-47310  Hurley-Howe             Sacramento,  CA      1               5,580   5,580          0            0               3.11938
  21-47311  Hurley-Howe             Sacramento,  CA      1               3,622   3,622          0            0               3.11938
  21-47312  80 Central Street       Boxborough,  MA      1               7,691   7,691          0            0               3.36375
  21-47313  J P Spec                Orchard Park,  NY    1               4,197   4,197          0            0               3.23000
  21-47314  Gateway                 Bismark, ND          1               4,904   4,904          0            0               3.26938
  21-47315  Deerbrook               Humble, TX           1               6,796   6,796          0            0               3.36938
  21-47316  Hudson Mill             Hudson, MA           1               1,481   1,481          0            0               3.38000
  21-47317  Oak Lawn Assoc          Oak Lawn, IL         1               1,865   1,865          0            0               5.00000
  21-47318  Pacific N'Wst           Silverdale, WA       1               5,026   5,026          0            0               4.41000
  21-47319  Ridc Plaza              Pittsburgh, PA       1               1,993   1,993          0            0               4.93000
  21-47320  Vander Hoek             Kirland, WA          1               3,293   3,293          0            0               4.66000
  21-47321  Thirty Fifth            Clinton
                                    Township, MI         1               7,000   7,000          0            0               3.81000
  21-47323  Greit Bay Vie           Alameda, CA          1               6,200   6,200          0            0               3.27000
                                                       ---           --------- -------   --------     --------           -----------
            Total Other                                102             334,489 337,489          0            0                6.108%
                                                      ----           --------- -------   --------     --------           -----------

            Unallocated Reserve for Losses                               3,536
                                                                     ---------

            Total First Mortgage Loans on Real Estate  102            330,953  337,489         $0           $0                6.108%
                                                      ====           ========= =======   ========     ========            ==========

AMERICAN EXPRESS CERTIFICATE COMPANY                                                      SCHEDULE III
Mortgage Loans on Real Estate
Year Ended December 31, 2003
(Thousands)

Part 3 - Location of mortgaged properties
-----------------------------------------
(Thousands)

                                                                  Amount of principal
                                                                unpaid at end of period
                                                               -----------------------------

                                                  Carrying                    Subject
                                                 amount of                       to        Amount of
         State in             Number     Prior   mortgages                   delinquent    mortgages
     which mortgaged            of       liens   (c), (g),                    interest       being
   property is located        loans       (b)   (h) and (i)     Total          (d)        foreclosed
--------------------------- ---------- -------- ------------ ------------ -------------- ------------
    Arizona                       4                  9,815        9,815          0             0
    California                    7                 28,965       28,965          0             0
    Colorado                      4                  8,738        8,738          0             0
    Connecticut                   4                 12,477       12,477          0             0
    Florida                       8                 34,469       34,469          0             0
    Georgia                       1                  2,434        2,434          0             0
    Iowa                          2                  5,386        5,386          0             0
    Ilinois                       1                  1,865        1,865          0             0
    Indiana                       1                  3,150        3,150          0             0
    Massachusetts                 2                  9,173        9,173          0             0
    Maryland                      2                  4,732        4,732          0             0
    Michigan                      3                 13,506       13,506          0             0
    Minnesota                     8                 30,652       30,652          0             0
    Missouri                      1                  1,884        1,884          0             0
    Nevada                        2                  9,999        9,999          0             0
    New Jersey                    2                  8,968        8,968          0             0
    New Mexico                    1                  3,761        4,761          0             0
    New York                      2                  7,035        7,035          0             0
    North Carolina                4                  6,412        6,412          0             0
    North Dakota                  2                 10,255       10,255          0             0
    Ohio                          6                 14,473       16,473          0             0
    Oklahoma                      2                  6,332        6,332          0             0
    Oregon                        2                  5,710        5,710          0             0
    Pennsylvania                  1                  1,993        1,993          0             0
    South Carolina                1                    795          795          0             0
    South Dakota                  3                  2,719        2,719          0             0
    Texas                        14                 51,826       51,826          0             0
    Utah                          1                  1,807        1,807          0             0
    Virginia                      5                 11,159       11,159          0             0
    Washington                    4                 18,225       18,225          0             0
    Wisconsin                     2                  5,774        5,774          0             0
                                ---                -------      -------      ------        ------
    Subtotal                    102                334,489      337,489          0             0
    Unallocated Reserve
    for Losses                                       3,536
                                                     -----
    Total                       102               $330,953     $337,489         $0            $0
                                ===               ========     ========      ======        ======

AMERICAN EXPRESS CERTIFICATE COMPANY                                SCHEDULE III
Mortgage Loans on Real Estate and Interest
Earned on Mortgages
Year Ended December 31, 2003
(Thousands)

NOTES:

(a) The classification "residential" includes single dwellings only. Residential multiple dwellings are included in "apartment and business".
(b) Real estate taxes and easements, which in the opinion of AECC are not undue burden on the properties, have been excluded from the determination of "prior liens".
(c) In this schedule III, carrying amount of mortgage loans represents unpaid principal balances plus unamortized premiums less unamortized discounts and reserve for loss.
(d) Interest in arrears for less than three months has been disregarded in computing the total amount of principal subject to delinquent interest. The amounts of mortgage loans being foreclosed are also included in amounts subject to delinquent interest.
(e) Information as to interest due and accrued for the various classes within the types of mortgage loans is not readily available and the obtaining thereof would involve unreasonable effort and expense.
     The Company does not accrue interest on loans which are over three months delinquent.
(f) Information as to interest income by type and class of loan has been omitted because it is not readily available and the obtaining thereof would involve unreasonable effort and expense. In lieu thereof, the average gross interest rates (exclusive of amortization of discounts and premiums) on mortgage loans held at December 31, 2003 are shown by type and class of loan.
     The average gross interest rates on mortgage loans held at December 31, 2003, 2002, and 2001 are summarized as follows:

                                                                   2003          2002            2001
     First mortgages:
          Insured by Federal Housing Administration                0.000%        0.000%          0.000%
          Partially guaranteed under Servicemen's
            Readjustment Act of 1944, as amended                   0.000         0.000           0.000
          Other                                                    6.108         6.613           6.978
                                                                --------      --------        --------
                Combined average                                   6.108%        6.613%          6.978%
                                                                ========      ========        ========

(g) Following is a reconciliation of the carrying amount of mortgage loans for the years ended December 31, 2003, 2002 and 2001.

                                                                   2003          2002           2001
     Balance at beginning of period                             $338,924      $343,434        $358,575
       New loans acquired:
         Nonaffiliated companies                                  43,030        45,128          16,356
       Reserve for loss reversal                                       0             0               0
                                                                --------      --------        --------
           Total additions                                        43,030        45,128          16,356
                                                                --------      --------        --------
                                                                 381,954       388,562         374,931
                                                                --------      --------        --------

     Deductions during period:
       Collections of principal                                   47,688        48,349          30,306
       Reserve for loss                                            3,313         1,289           1,191
                                                                --------      --------        --------
           Total deductions                                       51,001        49,638          31,497
                                                                --------      --------        --------
     Balance at end of period                                   $330,953      $338,924        $343,434
                                                                ========      ========        ========

(h) The aggregate cost of mortgage loans for federal income tax purposes at December 31, 2003 was $337,489.
(i) At December 31, 2003, an unallocated reserve for loss on first mortgage loans of $3,536 is recorded.

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                      SCHEDULE V
Qualified Assets on Deposit
December 31, 2003
(Thousands)

                                                       Investment Securities
                                                  --------------------------------
                                                    Bonds and                         Mortgage
                                                      Notes            Stocks          Loans         Other
      Name of Depositary                               (a)               (b)            (c)           (d)           Total
---------------------------------------------     --------------    --------------   -----------    -----------  -------------
Deposits with states or their depositories to
  meet requirements of statutes and
  agreements:

    Illinois - Secretary of
      State of Illinois                                     $50                $0            $0             $0            $50

    New Jersey - Commissioner
      of Banking and Insurance
      of New Jersey                                          50                 0             0              0             50

    Pennsylvania - Treasurer
      of the State of
      Pennsylvania                                          149                 0             0              0            149

    Texas - Treasurer of the
      State of Texas                                        114                 0             0              0            114
                                                  --------------    --------------   -----------    -----------  -------------
    Total deposits with states or their
      depositories to meet requirements of
      statutes and agreements                               363                 0             0              0            363

Central depository - American
  Express Trust Company                               4,537,526            62,122       330,953         73,953      5,004,554
                                                  --------------    --------------   -----------    -----------  -------------

    Total                                            $4,537,889           $62,122      $330,953        $73,953     $5,004,917
                                                  ==============    ==============   ===========    ===========  =============

Notes:

(a)  Represents amortized cost of bonds and notes.

(b)  Represents average cost of individual issues of stocks.

(c) Represents unpaid principal balance of mortgage loans less unamortized discounts and reserve for losses.

(d)  Represents cost of purchased call options.

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
Installment certificates:
  Reserves to mature:
   Series 15, includes extended maturities
  15,            "        "        "                                 0            0           0           0           0           0
  20,            "        "        "                                 0            0           0           0           0           0
  15A,           "        "        "                                 0            0           0           0           0           0
  22A,           "        "        "                4.00           367        8,787       7,533         205          77          67
  I-76,          "        "        "                4.00           327        7,319       5,130         169         123           9
  Reserve Plus Flex Payment                                         70          670         314           0          27           2
  IC-Q-Installment                                                  29          406          99           0          14           1
  IC-Q-Ins                                                         205        2,431       1,072           0         126           6
  IC-Q-Ins Emp                                                       2           23          16           0           1           0
  IC-I                                                          14,947      244,184     120,405           0      22,496       2,382
  IC-I-Emp                                                          87        1,290       1,096           0         314          24
  Inst                                                           9,056            0      31,048           0      16,004         234
  Inst-E                                                            51            0         134           0          81           2
  RP-Q-Installment                                                  59          875         536           0          10           3
  RP-Q-Flexible Payment                                              5           65          49           0           0           0
  RP-Q-Ins                                                           6          278          56           0           2           0
  RP-Q-Ins Emp                                                       0            0           1           0           0           0
  RP-I                                                              69        1,706         932           0          58          15
  RP-I-EMP                                                           0            0           0           0           0           0
  Inst-R & RP I95                                                  165       12,826         385           0         480           3
  Inst-R-E                                                           4        1,602          18           0           1           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------
          Total                                                 25,449      282,462     168,824         374      39,814       2,748
                                                             ----------  ----------- ----------- ----------- ----------- -----------

  Payments made in advance of certificate
    year requirements and accrued interest
    thereon:
  15, includes ext maturities                        2               0            0           0           0           0           0
  20,     "     "        "                           2               0            0         (1)           0           0           0
  15A,    "     "        "                           3               0            0           1           0           0           0
  22A,    "     "        "                           3               0            0         227           5          17           3
  I-76,   "     "        "                          3.5              0            0         337          12          18           1
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total                                                      0            0         564          17          35           4
                                                             ----------  ----------- ----------- ----------- ----------- -----------

                                                                 Deductions               Balance at close of period
                                                   ----------------------------------- ---------------------------------

                                                                                          Number
                                                                              Credited     of
                                                                   Cash       to other   accounts      Amount
                                                                 surrenders   accounts     with         of        Amount
                                                                  prior to      (per     security     maturity      of
          Description                               Maturities    maturity     part 2)   holders       value     reserves
          -----------                              ------------ ------------ ---------- ---------- ------------ ----------
Installment certificates:
  Reserves to mature:
   Series 15, includes extended maturities
  15,            "        "        "                       0             0          0           0            0           0
  20,            "        "        "                       0             0          0           0            0           0
  15A,           "        "        "                       0             0          0           0            0           0
  22A,           "        "        "                     182           196      1,254         289        7,076       6,250
  I-76,          "        "        "                       0           341        187         294        6,581       4,903
  Reserve Plus Flex Payment                               90            73         22          24          249         158
  IC-Q-Installment                                         9            35          0          21          328          70
  IC-Q-Ins                                               148           216          0         156        1,813         840
  IC-Q-Ins Emp                                             0             0          0           2           23          17
  IC-I                                                15,111        37,618          0      10,841      175,508      92,554
  IC-I-Emp                                                52           491          0          70        1,092         891
  Inst                                                     0         8,723          0      10,112            0      38,563
  Inst-E                                                   0            53          0          55            0         164
  RP-Q-Installment                                       143           132          0          39          559         274
  RP-Q-Flexible Payment                                    0             1          0           5           65          48
  RP-Q-Ins                                                 0            15          0           5          272          43
  RP-Q-Ins Emp                                             0             0          0           0            0           1
  RP-I                                                   136           473          0          32          610         396
  RP-I-EMP                                                 0             0          0           0            0           0
  Inst-R & RP I95                                          0            88          0         246       30,766         780
  Inst-R-E                                                 0             9          0           4          260          10
                                                    ---------   -----------  ---------   ---------  ----------- -----------
          Total                                       15,871        48,464      1,463      22,195      225,202     145,962
                                                    ---------   -----------  ---------   ---------  ----------- -----------

  Payments made in advance of certificate
    year requirements and accrued interest
    thereon:
  15, includes ext maturities                              0             0          0           0            0           0
  20,     "     "       "                                  0             0          0           0            0         (1)
  15A,    "     "       "                                  0             0          0           0            0           1
  22A,    "     "       "                                  2             3         84           0            0         163
  I-76,   "     "       "                                  0            22         10           0            0         336
                                                    ---------   -----------  ---------   ---------  ----------- -----------


          Total                                            2            25         94           0            0         499
                                                    ---------   -----------  ---------   ---------  ----------- -----------

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
  Additional credits and accrued interest
    thereon:
       "  15, includes ext mat                      2.5              0            0           0           0           0           0
       "  20,     "        "        "               2.5              0            0           0           0           0           0
       "  15A,    "        "        "                3               0            0          (1)          0           0           0
       "  22A,    "        "        "                3               0            0       1,846          48           0          37
       "  I-76,   "        "        "               3.5              0            0       1,223          40           0          19
       "  Res Plus Flex Pay                                          0            0           0           2           0           0
       "  IC-Q-Installment                                           0            0          (1)          1           0           0
       "  IC-Q-Ins                                                   0            0           0           6           0           0
       "  IC-Q-Ins Emp                                               0            0           0           0           0           0
       "  IC-I                                                       0            0         121       2,342           0           0
       "  IC-I-Emp                                                   0            0           1          23           0           0
       "  Inst                                                       0            0          11         235           0           0
       "  Inst-E                                                     0            0           0           2           0           0
       "  RP-Q-Installment                                           0            0           0           3           0           0
       "  RP-Q-Flexible Pay                                          0            0           0           0           0           0
       "  RP-Q-Ins                                                   0            0           0           0           0           0
       "  RP-Q-Ins Emp                                               0            0           0           0           0           0
       "  RP-I                                                       0            0           1          14           0           0
       "  RP-I-EMP                                                   0            0           0           0           0           0
       "  Inst-R                                                     0            0           0           3           0           0
       "  Inst-R-E                                                   0            0           0           0           0           0
                                                                     0            0           0           0           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total                                                      0            0       3,201       2,719           0          56
                                                             ----------  ----------- ----------- ----------- ----------- -----------


                                                                 Deductions               Balance at close of period
                                                   ----------------------------------- ---------------------------------

                                                                                          Number
                                                                              Credited     of
                                                                   Cash       to other   accounts      Amount
                                                                 surrenders   accounts     with         of        Amount
                                                                  prior to      (per     security     maturity      of
          Description                               Maturities    maturity     part 2)   holders       value     reserves
          -----------                              ------------ ------------ ---------- ---------- ------------ ----------
  Additional credits and accrued interest
    thereon:
       "  15, includes ext mat                             0             0          0           0            0           0
       "  20,     "        "        "                      0             0          0           0            0           0
       "  15A,    "        "        "                      0             0          0           0            0          (1)
       "  22A,    "        "        "                     51            48        336           0            0       1,496
       "  I-76,   "        "        "                      0            82         44           0            0       1,156
       "  Res Plus Flex Pay                                0             0          2           0            0           0
       "  IC-Q-Installment                                 0             0          1           0            0          (1)
       "  IC-Q-Ins                                         0             0          6           0            0           0
       "  IC-Q-Ins Emp                                     0             0          0           0            0           0
       "  IC-I                                             0             0      2,386           0            0          77
       "  IC-I-Emp                                         0             0         24           0            0           0
       "  Inst                                             0             0        235           0            0          11
       "  Inst-E                                           0             0          2           0            0           0
       "  RP-Q-Installment                                 0             0          3           0            0           0
       "  RP-Q-Flexible Pay                                0             0          0           0            0           0
       "  RP-Q-Ins                                         0             0          0           0            0           0
       "  RP-Q-Ins Emp                                     0             0          0           0            0           0
       "  RP-I                                             0             0         15           0            0           0
       "  RP-I-EMP                                         0             0          0           0            0           0
       "  Inst-R                                           0             0          3           0            0           0
       "  Inst-R-E                                         0             0          0           0            0           0
                                                           0             0          0           0            0           0
                                                    ---------   -----------  ---------   ---------  ----------- -----------


          Total                                           51           130      3,057           0            0       2,738
                                                    ---------   -----------  ---------   ---------  ----------- -----------

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
Res for accrued 3rd year 2113 -
  Installment Prod only                                              0            0         891         608        (662)          0
Res for accrued 6th year 2114                                        0            0           0           0           0           0
Acc int  - default I-76  2003/2025                  3.5              0            0           1           2           0           0
Res for add'l credits to be allowed                                  0            0           0           0           0           0
 Installment Cert-Special Add'l                                      0            0           0           0           0           0
 Credits I-76 (2105)                                                 0            0           0           0           0           0
Accrued for add'l credits to                                         0            0           0           0           0           0
     be allowed at next anni (2102)                                  0            0          29          50           0           0
Reserve for death & disab (2111)                                     0            0           0           0           0           0
Res for reconversion  (2104)                                         0            0          33           0           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total                                                                             954         660        (662)          0
                                                             ----------  ----------- ----------- ----------- ----------- -----------



          Total installment certificates                        25,449      282,462     173,543       3,770      39,187       2,808
                                                             ----------  ----------- ----------- ----------- ----------- -----------


Fully paid certificates:
  Single-Payment certificates:
    SP 74 (C2740-10 Prod 40)                        3.5              0            0           0           0           0           0
    SP 75 - 50                                      3.5              0            0           0           0           0           0
    SP 76 - 60                                      3.5              0            0           0           0           0           0
    SP 77 - 70                                      3.5              0            0           0           0           0           0
    SP 78 - 80                                      3.5              0            0           0           0           0           0
    SP 79 - 90                                      3.5              2           15          15           0           0           0
    SP 80 - 100                                     3.5              0            0           2           0           0           0
    SP 81A - 110                                    3.5              2           20          20           0           0           0
    SP 82A - 111                                    3.5              5           61          61           0           0           0
    SP 82B - 112                                    3.5            162        1,370       1,363           6           0           0
    SP 83A - 113                                    3.5             48          373         368           5           0           0
    SP 83B - 114                                    3.5            110        1,115       1,079          32           0           0
    IC-2-84 - 115, 116,117,118,119                  3.5            367        3,685       3,451         114           0           0
    IC-2-85 - 120,121,122,123.124,125,
      126,127,128,129,130                           3.5            184        2,475       2,569           0           0          87
    IC-2-86 - 131                                   3.5            101        1,721       1,409           0           0          47
    IC-2-87 - 132                                   3.5            139        2,203       1,943           0           0          67
    IC-2-88 - 133                                   3.5            264        4,114       3,727           0           0         125
    Reserve Plus Single Payment - 150                              166          809       1,399           0           0         (10)
    Cash Reserve Single Payment - 160                               19          139         151           0           0           0
    IC-Flexible Savings (Variable Term) -
      165                                                       98,380    1,279,720   1,369,229           0     742,256      40,823
    IC-Flexible Savings Emp (VT) - 166                             627        8,455      11,081           0         459         292


                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
Res for accrued 3rd year 2113 -
  Installment Prod only                                   0             0          0           0            0         837
Res for accrued 6th year 2114                             0             0          0           0            0           0
Acc int  - default I-76  2003/2025                        0             0          3           0            0           0
Res for add'l credits to be allowed                       0             0          0           0            0           0
 Installment Cert-Special Add'l                           0             0          0           0            0           0
 Credits I-76 (2105)                                      0             0          0           0            0           0
Accrued for add'l credits to                              0             0          0           0            0           0
     be allowed at next anni (2102)                       0             0         54           0            0          25
Reserve for death & disab (2111)                          0             0          0           0            0           0
Res for reconversion  (2104)                             (3)            0          0           0            0          36
                                                   ---------   -----------  ---------   ---------  ----------- -----------


          Total                                          (3)            0         57           0            0         898
                                                   ---------   -----------  ---------   ---------  ----------- -----------



          Total installment certificates             15,921        48,619      4,671      22,195      225,202     150,097
                                                   ---------   -----------  ---------   ---------  ----------- -----------


Fully paid certificates:
  Single-Payment certificates:
    SP 74 (C2740-10 Prod 40)                              0             0          0           0            0           0
    SP 75 - 50                                            0             0          0           0            0           0
    SP 76 - 60                                            0             0          0           0            0           0
    SP 77 - 70                                            0             0          0           0            0           0
    SP 78 - 80                                            0             0          0           0            0           0
    SP 79 - 90                                            0             0          0           2           15          15
    SP 80 - 100                                           0             0          0           0            0           2
    SP 81A - 110                                          0             0         10           1           10          10
    SP 82A - 111                                          2             0         37           2           22          22
    SP 82B - 112                                        665            66        609           4           30          29
    SP 83A - 113                                        242            23        108           0            0           0
    SP 83B - 114                                        416           105        166          48          427         425
    IC-2-84 - 115, 116,117,118,119                        0           304          0         336        3,364       3,262
    IC-2-85 - 120,121,122,123.124,125,
      126,127,128,129,130                                 0           286          0         163        2,249       2,370
    IC-2-86 - 131                                         0           147          0          95        1,599       1,310
    IC-2-87 - 132                                         0           132          0         126        2,082       1,878
    IC-2-88 - 133                                         0           249          0         244        3,822       3,603
    Reserve Plus Single Payment - 150                   871            93         25          43          239         400
    Cash Reserve Single Payment - 160                     0             1          0          19          139         150
    IC-Flexible Savings (Variable Term) -
      165                                                 0       648,088          0     114,974    1,407,686   1,504,219
    IC-Flexible Savings Emp (VT) - 166                    0         1,727          0         554        7,711      10,104


            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
    IC-Preferred Investors - 250                                    25       23,376      23,775           0      17,602         182
    IC-Investors - 201, 202,203                                    579      981,601   1,041,387           0     889,763      12,449
    IC-Special Deposits U.K. - 204                                  39       51,050      68,774           0      13,911         587
    IC-Special Deposits HONG KONG - 205                              3       11,354           0           0           0           0
    IC-1-84 - 170, 171,172,173,174                                  29          243         232           0           0           8
    Cash Reserve Variable Payment - 660                            200          831       1,215           0          48           1
    Cash Reserve Variable PMT-3mo. - 662                        31,103      106,423     112,739           0      97,215         415
    IC-Future Value - 155                                        1,129       12,589      12,589           0           0           0
    IC-Future Value Emp - 156                                       23          179         178           0           0           0
    IC-Stock Market - 180                                       86,992      385,066     432,653           0     157,714      11,697
    IC-MSC - 181                                                21,790      301,876     310,332           0      93,366       7,244
    IC-EISC - 185                                                   20        2,731       2,731           0       1,965          61
    IC-AEBI Stock Market  - 301, 302,303,
      304,305                                                      138       52,407      53,242           0     205,644       2,009

                                                             ----------  ----------- ----------- ----------- ----------- -----------


                Total                                          242,646    3,236,001   3,457,714         157   2,219,943      76,084
                                                             ----------  ----------- ----------- ----------- ----------- -----------


  Additional credits and accrued interest
    thereon:
    SP 74 (2030/1 4022)                             3.5              0            0           0           0           0           0
    SP 75                                           3.5              0            0           0           0           0           0
    SP 76                                           3.5              0            0           0           0           0           0
    SP 77                                           3.5              0            0           0           0           0           0
    SP 78                                           3.5              0            0           0           0           0           0
    SP 79                                           3.5              0            0          15           0           0           0
    SP 80                                           3.5              0            0           1           0           0           0
    SP 81A                                          3.5              0            0          18           0           0           0
    SP 82A                                          3.5              0            0          51           0           0           0
    SP 82B                                          3.5              0            0         995           4           0           0
    SP 83A                                          3.5              0            0         216           3           0           0
    SP 83B                                          3.5              0            0         603          18           0           0
    IC-2-84                                         3.5              0            0       1,923          64           0           0
    IC-2-85                                         3.5              0            0          40          86           0           0
    IC-2-86                                         3.5              0            0          25          47           0           0
    IC-2-87                                         3.5              0            0          36          67           0           0
    IC-2-88                                         3.5              0            0          71         127           0           0
    Reserve Plus SP 2004-4061                                        0            0           0           1           0           0
    Cash Reserve SP                                                  0            0           0           0           0           0
    IC-Flexible Savings                                              0            0       1,888      44,205           0           0
    IC-Preferred Investors                                           0            0          16         177           0           0

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
    IC-Preferred Investors - 250                          0        27,803          0          17       13,607      13,757
    IC-Investors - 201, 202,203                           0       982,664          0         473      925,975     960,935
    IC-Special Deposits U.K. - 204                        0        39,382          0          31       41,218      43,891
    IC-Special Deposits HONG KONG - 205                   0             0          0           0            0           0
    IC-1-84 - 170, 171,172,173,174                        0            31          0          27          233         210
    Cash Reserve Variable Payment - 660                   0           310          0         166          645         953
    Cash Reserve Variable PMT-3mo. - 662                  0       106,678          0      29,506       98,723     103,690
    IC-Future Value - 155                             2,364           743          0         810        9,481       9,481
    IC-Future Value Emp - 156                            52             1          0          17          126         125
    IC-Stock Market - 180                                 0       129,443          0      82,167      424,970     472,621
    IC-MSC - 181                                          0        75,815          0      22,488      322,900     335,128
    IC-EISC - 185                                         0         2,285          0          34        2,468       2,472
    IC-AEBI Stock Market  - 301, 302,303,
      304,305                                             0        15,563          0         562      243,486     245,331

                                                   ---------   -----------  ---------   ---------  ----------- -----------


                Total                                 4,612     2,031,939        955     252,909    3,513,227   3,716,392
                                                   ---------   -----------  ---------   ---------  ----------- -----------


  Additional credits and accrued interest
    thereon:
    SP 74 (2030/1 4022)                                   0             0          0           0            0           0
    SP 75                                                 0             0          0           0            0           0
    SP 76                                                 0             0          0           0            0           0
    SP 77                                                 0             0          0           0            0           0
    SP 78                                                 0             0          0           0            0           0
    SP 79                                                 0             0          0           0            0          15
    SP 80                                                 0             0          0           0            0           1
    SP 81A                                                0             0          9           0            0           9
    SP 82A                                                2             0         31           0            0          19
    SP 82B                                              503            51        422           0            0          23
    SP 83A                                              145            14         60           0            0           0
    SP 83B                                              227            61         86           0            0         248
    IC-2-84                                               0           176          0           0            0       1,811
    IC-2-85                                               0             3         87           0            0          35
    IC-2-86                                               0             1         47           0            0          24
    IC-2-87                                               0             2         66           0            0          35
    IC-2-88                                               0             4        125           0            0          69
    Reserve Plus SP 2004-4061                             0             0          1           0            0           0
    Cash Reserve SP                                       0             0          0           0            0           0
    IC-Flexible Savings                                   0         3,663     40,843           0            0       1,587
    IC-Preferred Investors                                0             5        182           0            0           6

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
    IC-FS-EMP                                                        0            0          18         356           0           0
    IC-Investors                                                     0            0         592      13,646           0           0
    IC-Special Deposits U.K.                                         0            0          36         590           0           0
    IC-Special Deposits HONG KONG                                    0            0           0           0           0           0
    IC-1-84 - 2013-4061                                              0            0           4           7           0           0
    Cash Reserve VP 2004-4061                                        0            0           0           1           0           0
    Cash Reserve Variable Payment-3mo.                               0            0         229         676        (291)          0
    IC-Future Value                                                  0            0      10,198       1,466           0           0
    IC-Future Value Emp                                              0            0         152          23           0           0
IC-Stk Mkt, 2004/16/31-4000/16                                       0            0         588         989           0           0
IC-MSC                                                               0            0         124         745           0           0
IC - EISC                                                            0            0           1           6           0           0
IC-AEBI Stk Mkt 2004/31/19-4000/16                                   0            0         101         564           0           0



                                                             ----------  ----------- ----------- ----------- ----------- -----------



                Total                                                0            0      17,941      63,868       (291)           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


  Accrued for additional credits to be
  allowed at next anniversaries:
    SP 74 (2102-4070)                                                0            0           0           0           0           0
    SP 75                                                            0            0           0           0           0           0
    SP 76                                                            0            0           0           0           0           0
    SP 77                                                            0            0           0           0           0           0
    SP 78                                                            0            0           0           0           0           0
    SP 79                                                            0            0           0           0           0           0
    SP 80                                                            0            0           0           0           0           0
    SP 81A                                                           0            0          (1)          0           0           0
    SP 82A                                                           0            0           0           0           0           0
    SP 82B                                                           0            0           1           0           0           0
    SP 83A                                                           0            0           0           0           0           0
    SP 83B                                                           0            0          (1)          0           0           0
    IC-2-84 - 2019-4061                                              0            0           1           1           0           0
    IC-2-85                                                          0            0           0           0           0           0
    IC-2-86                                                          0            0           1           0           0           0
    IC-2-87                                                          0            0           0           0           0           0
    IC-2-88                                                          0            0          (1)          0           0           0

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
    IC-FS-EMP                                             0            70        292           0            0          12
    IC-Investors                                          0         1,322     12,449           0            0         468
    IC-Special Deposits U.K.                              0            17        587           0            0          22
    IC-Special Deposits HONG KONG                         0             0          0           0            0           0
    IC-1-84 - 2013-4061                                   0             1          7           0            0           3
    Cash Reserve VP 2004-4061                             0             0          1           0            0           0
    Cash Reserve Variable Payment-3mo.                    0             6        415           0            0         192
    IC-Future Value                                   2,002           622          0           0            0       9,040
    IC-Future Value Emp                                  37             1          0           0            0         137
IC-Stk Mkt, 2004/16/31-4000/16                            0            90        980           0            0         506
IC-MSC                                                    0            13        714           0            0         143
IC - EISC                                                 0             0          6           0            0           1
IC-AEBI Stk Mkt 2004/31/19-4000/16                        0            18        363           0            0         284



                                                   ---------   -----------  ---------   ---------  ----------- -----------



                Total                                 2,916         6,140     57,773           0            0      14,689
                                                   ---------   -----------  ---------   ---------  ----------- -----------


  Accrued for additional credits to be
  allowed at next anniversaries:
    SP 74 (2102-4070)                                     0             0          0           0            0           0
    SP 75                                                 0             0          0           0            0           0
    SP 76                                                 0             0          0           0            0           0
    SP 77                                                 0             0          0           0            0           0
    SP 78                                                 0             0          0           0            0           0
    SP 79                                                 0             0          0           0            0           0
    SP 80                                                 0             0          0           0            0           0
    SP 81A                                                0             0          0           0            0          (1)
    SP 82A                                                0             0          0           0            0           0
    SP 82B                                                0             0          0           0            0           1
    SP 83A                                                0             0          0           0            0           0
    SP 83B                                                0             0          0           0            0          (1)
    IC-2-84 - 2019-4061                                   0             0          0           0            0           2
    IC-2-85                                               0             0          0           0            0           0
    IC-2-86                                               0             0          0           0            0           1
    IC-2-87                                               0             0          0           0            0           0
    IC-2-88                                               0             0          0           0            0          (1)

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                        (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
    IC-Stock Mkt - 2019/31-4061 SEC 5 from
      C2785-81                                                       0            0       1,725      29,866           0           0
    IC-Market Strategy Certificate
      (SEC 5 from c2785-81)                                          0            0       1,090      17,624           0           0
    IC-EISC                                                          0            0          13         158           0           0
    IC-AEBI Stock Market                                             0            0          70      12,617           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total                                                      0            0       2,898      60,266           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total Single Payment - Non Qualified                 242,646    3,236,001   3,478,554     124,291   2,219,652      76,084
                                                             ----------  ----------- ----------- ----------- ----------- -----------




  R Series Single-Payment certificates:
    R-76 - 900                                      3.5              4           13          12           0           0           0
    R-77 - 910                                      3.5             15          320         205           0           0           7
    R-78 - 911                                      3.5             34          279         255           0           0           9
    R-79 - 912                                      3.5             48          584         503           0           0          17
    R-80 - 913                                      3.5             38          374         281           0           0          10
    R-81 - 914                                      3.5             16          138         105           0           0           3
    R-82A - 915                                     3.5            106          705         483           0           0          17
    RP-Q - 916                                                     220          365         891           0           0           1
    R-II - 920                                      3.5             71          584         305           0           0          10
    RP-2-84 - 921,922,923,924,925                   3.5            188        2,585       1,095           0           0          38
    RP-2-85 - 926,927,928,929,930,931,932,933,
      934,935,936                                   3.5             64          249         313           0           0          11
    RP-2-86 - 937                                   3.5             19           69          77           0           0           3
    RP-2-87 - 938                                   3.5             37          647         245           0           0           9
    RP-2-88 - 939                                   3.5             47          293         221           0           0           7
    Cash Reserve RP - 970                                            5           15          32           0           0           0
    RP-Flexible Savings - 971                                   25,630      452,429     481,470           0     209,314      15,898
    RP-Preferred Investors - 950                                     5        2,148       2,367           0         265          51
    Cash Reserve RP-3 mo. - 972                                  1,629       15,351      16,182           0      24,659          94
    RP-Flexible Savings Emp - 973                                  219        2,974       3,995           0         115         128
    RP-Future Value - 975                                          954       17,057      17,057           0           0           0
    RP-Future Value Emp - 976                                       38          462         462           0           0           0
    RP-Stock Market - 960                                       11,937      103,259     113,776           0      55,084       3,249
    Market Strategy Cert - 961 (section 1-6
      from Report 2785-81-RP-STOCK-VB 2001)                      3,474       84,498      86,330           0      22,126       2,008
    D-1 - sum of SERIES D on Summary page -
      400 + 990-993                                                142       12,934      16,417           0         847         332
                                                             ----------  ----------- ----------- ----------- ----------- -----------


                Total                                           44,940      698,332     743,079           0     312,410      21,902
                                                             ----------  ----------- ----------- ----------- ----------- -----------

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
    IC-Stock Mkt - 2019/31-4061 SEC 5 from
      C2785-81                                            0           422     10,726           0            0      20,443
    IC-Market Strategy Certificate
      (SEC 5 from c2785-81)                               0           259      6,535           0            0      11,920
    IC-EISC                                               0             0         55           0            0         116
    IC-AEBI Stock Market                                  0            53      1,645           0            0      10,989
                                                   ---------   -----------  ---------   ---------  ----------- -----------


          Total                                           0           734     18,963           0            0      43,468
                                                   ---------   -----------  ---------   ---------  ----------- -----------


          Total Single Payment - Non Qualified        7,528     2,038,815     77,691     252,909    3,513,227   3,774,547
                                                   ---------   -----------  ---------   ---------  ----------- -----------




  R Series Single-Payment certificates:
    R-76 - 900                                            0             3          0           3           10           9
    R-77 - 910                                            0             8          0          14          286         204
    R-78 - 911                                            0            57          0          32          214         207
    R-79 - 912                                            0            29          0          45          553         491
    R-80 - 913                                            0            61          0          34          258         230
    R-81 - 914                                            0             9          0          15          126          99
    R-82A - 915                                           0            35          0          99          655         465
    RP-Q - 916                                            0           155          0         193          279         737
    R-II - 920                                            0            23          0          66          540         292
    RP-2-84 - 921,922,923,924,925                         0            77          0         174        2,212       1,056
    RP-2-85 - 926,927,928,929,930,931,932,933,
      934,935,936                                         0             9          0          63          243         315
    RP-2-86 - 937                                         0             5          0          17           64          75
    RP-2-87 - 938                                         0             8          0          35          640         246
    RP-2-88 - 939                                         0            18          0          43          263         210
    Cash Reserve RP - 970                                 0             2          0           4           14          30
    RP-Flexible Savings - 971                             0       195,362          0      31,664      478,987     511,320
    RP-Preferred Investors - 950                          0         2,187          0           1          441         496
    Cash Reserve RP-3 mo. - 972                           0        27,306          0       1,637       12,980      13,629
    RP-Flexible Savings Emp - 973                         0           829          0         203        2,483       3,409
    RP-Future Value - 975                             3,349           857          0         680       12,850      12,851
    RP-Future Value Emp - 976                            93             0          0          29          368         369
    RP-Stock Market - 960                                 0        37,098          0      12,723      124,162     135,011
    Market Strategy Cert - 961 (section 1-6
      from Report 2785-81-RP-STOCK-VB 2001)               0        23,282          0       3,641       84,337      87,182
    D-1 - sum of SERIES D on Summary page -
      400 + 990-993                                      19         3,323          0         126       11,108      14,254
                                                   ---------   -----------  ---------   ---------  ----------- -----------


                Total                                 3,461       290,743          0      51,541      734,073     783,187
                                                   ---------   -----------  ---------   ---------  ----------- -----------

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
  Additional Interest on R-Series Single
    Payment Reserves:
    R-76                                            3.5              0            0           0           0           0           0
    R-77                                            3.5              0            0           1           7           0           0
    R-78                                            3.5              0            0           6           9           0           0
    R-79                                            3.5              0            0           8          17           0           0
    R-80                                            3.5              0            0           7           9           0           0
    R-81                                            3.5              0            0           1           4           0           0
    R-82A                                           3.5              0            0          14          17           0           0
    RP-Q                                                             0            0           0           1           0           0
    R-II                                            3.5              0            0           5          11           0           0
    RP-2-84                                         3.5              0            0          22          38           0           0
    RP-2-85                                         3.5              0            0           7          11           0           0
    RP-2-86                                         3.5              0            0           2           3           0           0
    RP-2-87                                         3.5              0            0           6           9           0           0
    RP-2-88                                         3.5              0            0           4           8           0           0
    Cash Reserve RP                                                  0            0           0           0           0           0
    RP-Flexible Savings                                              0            0         701      16,685           0           0
    RP-Preferred Investors                                           0            0           5          65           0           0
    Cash Reserve RP-3 mo. Plus                                       0            0          34         122         (40)          0
    RP-Flexible Savings Emp                                          0            0           8         138           0           0
    RP-Future Value                                                  0            0      13,445       1,951           0           0
    RP-Future Value Emp                                              0            0         396          66           0           0
   RP-Stock Market                                                   0            0         142         248           0           0
    Market Strategy Cert (2785-81 RP-STOCK VB
      2004/4000 & 2016/2031/4016)                                    0            0          39         192           0           0
    D-1 - 400                                                        0            0           1         364           0           0
                                                             ----------  ----------- ----------- ----------- -----------


                Total                                                0            0      14,854      19,975         (40)          0
                                                             ----------  ----------- ----------- ----------- ----------- -----------

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
  Additional Interest on R-Series Single
    Payment Reserves:
    R-76                                                  0             0          0           0            0           0
    R-77                                                  0             0          7           0            0           1
    R-78                                                  0             1          9           0            0           5
    R-79                                                  0             1         17           0            0           7
    R-80                                                  0             1         10           0            0           5
    R-81                                                  0             0          3           0            0           1
    R-82A                                                 0             1         17           0            0          14
    RP-Q                                                  0             0          1           0            0           0
    R-II                                                  0             0         10           0            0           5
    RP-2-84                                               0             1         38           0            0          21
    RP-2-85                                               0             0         11           0            0           7
    RP-2-86                                               0             0          3           0            0           2
    RP-2-87                                               0             0          9           0            0           6
    RP-2-88                                               0             0          7           0            0           4
    Cash Reserve RP                                       0             0          0           0            0           0
    RP-Flexible Savings                                   0           909     15,898           0            0         579
    RP-Preferred Investors                                0            19         51           0            0           0
    Cash Reserve RP-3 mo. Plus                            0             0         94           0            0          22
    RP-Flexible Savings Emp                               0            13        128           0            0           5
    RP-Future Value                                   2,749           702          0           0            0      11,945
    RP-Future Value Emp                                  91             0          0           0            0         371
   RP-Stock Market                                        0            12        246           0            0         132
    Market Strategy Cert (2785-81 RP-STOCK VB
      2004/4000 & 2016/2031/4016)                         0             2        184           0            0          45
    D-1 - 400                                             0            32        332           0            0           1
                                                               -----------  ---------                          -----------


                Total                                 2,840         1,694     17,075           0            0      13,180
                                                   ---------   -----------  ---------   ---------  ----------- -----------

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
  Accrued for additional credits to be allowed
    at next anniversaries:
    RP-Stock Market                                                  0            0         510       8,453           0           0
    Market Strategy Cert (C2785-81 2019/2102/
      4061)                                                          0            0         314       4,808           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total                                                      0            0         824      13,261           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------



          Total Single Payment - Qualified                      44,940      698,332     758,757      33,236     312,370      21,902
                                                             ----------  ----------- ----------- ----------- ----------- -----------


  Paid-up certificates:
    Series 15 and 20                                3.25             4           45          44           1           0           0
       "   15A and 22A                              3.5            150        3,397       3,056         101           0         582
       "   I-76 - 640                               3.5            486        2,386       1,868          67           0         180
                                                             ----------  ----------- ----------- ----------- ----------- -----------


                Total                                              640        5,828       4,968         169           0         762
                                                             ----------  ----------- ----------- ----------- ----------- -----------


  Additional credits and accrued interest
    thereon:
    Series 15 and 20                                2.5              0            0           3           0           0           0
       "   15A and 22A                               3               0            0          95           2           0           0
       "   I-76                                     3.5              0            0         188           6           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


                Total                                                0            0         286           8           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


  Accrued for additional credits to be allowed
   at next anniversaries                                             0            0           0           0           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


                Total paid-up                                      640        5,828       5,254         177           0         762
                                                             ----------  ----------- ----------- ----------- ----------- -----------

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
  Accrued for additional credits to be allowed
    at next anniversaries:
    RP-Stock Market                                       0            43      3,004           0            0       5,916
    Market Strategy Cert (C2785-81 2019/2102/
      4061)                                               0           108      1,824           0            0       3,190
                                                   ---------   ----------- ----------   ---------  ----------- -----------


          Total                                           0           151      4,828           0            0       9,106
                                                   ---------   ----------- ----------   ---------  ----------- -----------



          Total Single Payment - Qualified            6,301       292,588     21,903      51,541      734,073     805,473
                                                   ---------   ----------- ----------   ---------  ----------- -----------


  Paid-up certificates:
    Series 15 and 20                                      0             2          0           3           43          43
       "   15A and 22A                                  283           207        581         120        2,896       2,668
       "   I-76 - 640                                     0           231          0         465        2,314       1,884
                                                   ---------   ----------- ----------   ---------  ----------- -----------


                Total                                   283           440        581         588        5,253       4,595
                                                   ---------   ----------- ----------   ---------  ----------- -----------


  Additional credits and accrued interest
    thereon:
    Series 15 and 20                                      0             0          0           0            0           3
       "   15A and 22A                                   13             3         19           0            0          62
       "   I-76                                           0            13          0           0            0         181
                                                   ---------   ----------- ----------   ---------  ----------- -----------


                Total                                    13            16         19           0            0         246
                                                   ---------   ----------- ----------   ---------  ----------- -----------


  Accrued for additional credits to be allowed
   at next anniversaries                                  0             0          0           0            0           0
                                                   ---------   ----------- ----------   ---------  ----------- -----------


                Total paid-up                           296           456        600         588        5,253       4,841
                                                   ---------   ----------- ----------   ---------  ----------- -----------

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI
                    Certificate Reserves
                 Part 1 - Summary of Changes
                Year ended December 31, 2003
                         (Thousands)
                                                                 Balance at beginning of period            Additions
                                                              ---------------------------------- -----------------------------------

                                                                Number
                                                                  of                                                      Charged
                                                   Yield       accounts     Amount                 Charged    Reserve     to other
                                                to maturity      with         of        Amount    to profit  payments by  accounts
                                                on an annual   security    maturity       of      and loss   certificate    (per
          Description                          payment basis    holders      value     reserves   or income    holders     part 2)
          -----------                          -------------- ---------- ----------- ----------- ----------  ----------- ----------
  Optional settlement certificates:
Series  IST&G                                         3             12            0           0           0           0           0
                                                   Source
Other series and conversions from Single           2740-10:
                                                   Options           0            0           0           0           0           0
      Payment certificates                       2.5-3-3-3.5     4,685            0      70,420       2,128           0       3,644
Series R-76 thru R-82A - Prod 900                     3              0            0          28           1           0           0
Series R-II & RP-2-84 thru 88 - Prod 921             3.5             0            0         200           7           0           0
Reserve Plus Single-Payment (Prod 150)                              50            0         491           0           0          25
Reserve Plus Flex-Pay & IC-Q-Inst (Prod 650,
  651, 652)                                                         14            0          70           0           0          22
Series R-Installment (Prod 980, 981,982)                            20            0         122           1           0           0
Series R-Single-Payment (Prod 133)                                   7            0           2           0           0           0
Add'l credits and accrued int. thereon              2.5-3            0            0       8,930         240           0           6
Add'l credits and accrued int. thereon-IST&G        2.5-3            0            0           0           0           0           0
Accrued for additional credits to be allowed                         0            0           0           0           0           0
  at next anniversaries                                              0            0           4           7           0           0
Accrued for additional credits to be allowed                         0            0           0           0           0           0
  at next anniversaries-R-76-R-82A & R-II                            0            0          (1)          0           0           0
Accrued for additional credits to be allowed                         0            0           0           0           0           0
  at next anniversaries-IST&G                                        0            0           0           0           0           0
                                                             ----------  ----------- ----------- ----------- ----------- -----------


          Total optional settlement                              4,788            0      80,266       2,384           0       3,697
                                                             ----------  ----------- ----------- ----------- ----------- -----------



Due to unlocated cert holders                                        0            0         170           0           0          19
                                                             ----------  ----------- ----------- ----------- ----------- -----------



          Total certificate reserves                           318,463    4,222,623   4,496,544     163,858   2,571,209     105,272
                                                             =========  =========== =========== =========== =========== ===========

                                                                Deductions               Balance at close of period
                                                  ----------------------------------- ---------------------------------

                                                                                         Number
                                                                             Credited     of
                                                                  Cash       to other   accounts      Amount
                                                                surrenders   accounts     with         of        Amount
                                                                 prior to      (per     security     maturity      of
          Description                              Maturities    maturity     part 2)   holders       value     reserves
          -----------                             ------------ ------------ ---------- ---------- ------------ ----------
  Optional settlement certificates:
Series  IST&G                                             1             0          0           3            0          (1)

Other series and conversions from Single
                                                          0             0          0           0            0           0
      Payment certificates                            3,963         3,913          0       4,292            0      68,316
Series R-76 thru R-82A - Prod 900                         5             0          0           2            0          24
Series R-II & RP-2-84 thru 88 - Prod 921                 18             0          0           6            0         189
Reserve Plus Single-Payment (Prod 150)                    2            84          0          43            0         430
Reserve Plus Flex-Pay & IC-Q-Inst (Prod 650,
  651, 652)                                              15            10          0          13            0          67
Series R-Installment (Prod 980, 981,982)                 20            21          0          14            0          82
Series R-Single-Payment (Prod 133)                        2             0          0           5            0           0
Add'l credits and accrued int. thereon                  468           416        438           0            0       7,854
Add'l credits and accrued int. thereon-IST&G              0             0          0           0            0           0
Accrued for additional credits to be allowed              0             0          0           0            0           0
  at next anniversaries                                   0             0          7           0            0           4
Accrued for additional credits to be allowed              0             0          0           0            0           0
  at next anniversaries-R-76-R-82A & R-II                 0             0          0           0            0          (1)
Accrued for additional credits to be allowed              0             0          0           0            0           0
  at next anniversaries-IST&G                             5             0          0           0            0          (5)
                                                   ---------   ----------- ----------   ---------  ----------- -----------


          Total optional settlement                   4,499         4,444        445       4,378            0      76,959
                                                   ---------   ----------- ----------   ---------  ----------- -----------



Due to unlocated cert holders                             0             5         92           0            0          92
                                                   ---------   ----------- ----------   ---------  ----------- -----------



          Total certificate reserves                 34,544      2,384,929   105,401     331,611    4,477,755   4,812,007
                                                   =========    ========== ==========   =========  =========== ===========

                                                                                           SCHEDULE VI

        AMERICAN EXPRESS CERTIFICATE COMPANY
Part 2 - Description of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts
             Year ended December 31, 2003
                       (Thousands)



                                                  Additions to reserves charged to other accounts
                                      ------------------------------------------------------------------------

                                                                      Transfers of
                                                                     maturities to
                                      Reconversions                     extended
                                       of paid-up                     maturities-
                                       certificate                     charged to
                                         charged        Charged       reserves to
                                       to paid-up         to         mature, addi-      Transferred
                                      reserves and      advance     tional credits/     to Federal
                                       reserve for     payments       interest and      Withholding
                                      reconversions     reserve     advance payments                   Total
                                      --------------   ----------   -----------------   ------------  --------

Reserves to mature installment
  certificates:

Series 15, including extended
             maturities                           0            0                   0              0         0
Series 20, including extended
             maturities                           0            0                   0              0         0
Series 15A, including extended
              maturities                          0            0                   0              0         0
Series 22A, including extended
              maturities                          0           58                   9              0        67
Series I-76                                       0            9                   0              0         9
Series Reserve Plus Flexible Payment                                               2             20        22
Series IC-Q-Installment                           0            0                   1              0         1
Series IC-Q-Ins                                   0            0                   6              0         6
Series IC-Q-Ins Emp                               0            0                   0              0         0
Series IC-I                                       0            0               2,382              4     2,386
Series IC-I-EMP                                   0            0                  24              0        24
Series Inst                                       0            0                 234              0       234
Series Inst-E                                     0            0                   2              0         2
Series RP-Q-Installment                           0            0                   3              0         3
Series RP-Q-Flexible Pay                          0            0                   0              0         0
Series RP-Q-Ins                                   0            0                   0              0         0
Series RP-Q-Ins Emp                               0            0                   0              0         0
Series RP-I                                       0            0                  15              0        15
Series RP-I-EMP (R I95)                           0            0                   3              0         3
                                      --------------   ----------   -----------------   ------------  --------

              Total                               0           67               2,681             24     2,772
                                      ==============   ==========   =================   ============  ========


                                           Deductions from reserves credited to other accounts
                                        ----------------------------------------------------------

                                                       Conversions
                                                       to optional        Maturities
                                                        settlement        transferred
                                        Conversions    certificates-      to extended
                                        to paid-up       credited         maturities-
                                        certificates-  to optional        credited to
                                         credited       settlement        reserves to
                                        to paid-up     reserves and         mature-
                                         surrender      surrender          extended
                                          income          income          maturities        Total
                                        ------------   -------------      ------------    -----------

Reserves to mature installment
  certificates:

Series 15, including extended                     0            0                   0              0
             maturities                           0            0                   0              0
Series 20, including extended
             maturities                           0            0                   0              0
Series 15A, including extended
              maturities                          0            0                   0              0
Series 22A, including extended
              maturities                        463          782                   9          1,254
Series I-76                                     143           44                   0            187
Series Reserve Plus Flexible Payment              0           22                   0             22
Series IC-Q-Installment                           0            0                   0              0
Series IC-Q-Ins                                   0            0                   0              0
Series IC-Q-Ins Emp                               0            0                   0              0
Series IC-I                                       0            0                   0              0
Series IC-I-EMP                                   0            0                   0              0
Series Inst                                       0            0                   0              0
Series Inst-E                                     0            0                   0              0
Series RP-Q-Installment                           0            0                   0              0
Series RP-Q-Flexible Pay                          0            0                   0              0
Series RP-Q-Ins                                   0            0                   0              0
Series RP-Q-Ins Emp                               0            0                   0              0
Series RP-I                                       0            0                   0              0
Series RP-I-EMP (R I95)                           0            0                   0              0
                                        ------------   ----------        ------------    -----------

              Total                             606          848                   9          1,463
                                        ============   ==========        ============    ===========

                                                                           SCHEDULE VI



                      AMERICAN EXPRESS CERTIFICATE COMPANY
         Part 2 - Description of Additions to Reserves Charged to Other
        Accounts and Deductions from Reserves Credited to Other Accounts
                          Year ended December 31, 2003
                                   (Thousands)


                                           Additions to reserves charged to other accounts
                                       -------------------------------------------------------


                                                        Additions     Additions to
                                                        to advance     reserves to
                                       Reconversions    payments-    mature-extended
                                        of paid-up      charged to     maturities
Payments made in advance               certificates-     default       charged to
  of current certificate                charged to       interest      reserves to
  year requirements and                   paid-up        on late       mature from
  accrued interest thereon:              reserves        payments       maturity        Total
                                       --------------   -----------  ----------------   ------

Series 20, including extended
             maturities                            0             0              0           0
Series 15A, including extended                     0             0              0
              maturities                           0             0              0           0
Series 22A, including extended
              maturities                           0             0              3           3
Series I-76                                        0             1              0           1
Series Reserve Plus Flex Pay                       0             0              0           0
Series IC-Q Installment                            0             0              0           0
Series IC-Q Ins                                    0             0              0           0
Series IC-Q Ins Emp                                0             0              0           0
Series IC-I                                        0             0              0           0
Series IC-I-EMP                                    0             0              0           0
Series RP-Q Flexible Payment                       0             0              0           0
Series RP-Q Ins                                    0             0              0           0
Series RP-Q Ins Emp                                0             0              0           0
Series RP-I                                        0             0              0           0
Series RP-I-EMP                                    0             0              0           0
                                       --------------   -----------  -------------     -------


              Total                                0             1              3           4
                                       ==============   ===========  =============     =======



                                                    Deductions from reserves credited to other accounts
                                       ----------------------------------------------------------------------

                                                                        Maturities
                                                        Conversions     transferred
                                        Applied to      to optional     to extended
                                       certificates-    settlement      maturities-    Conversions
                                        credited to    certificates-    credited to    to paid-up
Payments made in advance                reserves to      credited        reserves     certificates-
  of current certificate                  mature,       to optional     to mature-     credited to
  year requirements and                   loading       settlement       extended        paid-up
  accrued interest thereon:            and insurance     reserves       maturities      reserves       Total
                                       --------------  --------------   ------------  --------------   ------

Series 20, including extended
             maturities                            0             0              0           0             0
Series 15A, including extended
              maturities                           0             0              0           0             0
Series 22A, including extended
              maturities                          58            22              3           0            84
Series I-76                                        9             1              0           0            10
Series Reserve Plus Flex Pay                       0             0              0           0             0
Series IC-Q Installment                            0             0              0           0             0
Series IC-Q Ins                                    0             0              0           0             0
Series IC-Q Ins Emp                                0             0              0           0             0
Series IC-I                                        0             0              0           0             0
Series IC-I-EMP                                    0             0              0           0             0
Series RP-Q Flexible Payment                       0             0              0           0             0
Series RP-Q Ins                                    0             0              0           0             0
Series RP-Q Ins Emp                                0             0              0           0             0
Series RP-I                                        0             0              0           0             0
Series RP-I-EMP                                    0             0              0           0             0
                                       --------------  ------------   ------------   ---------        ------


              Total                               67            23              3           0            94
                                       ==============  ============   ============   =========        ======


                                                                                                                SCHEDULE VI
                      AMERICAN EXPRESS CERTIFICATE COMPANY
         Part 2 - Description of Additions to Reserves Charged to Other
        Accounts and Deductions from Reserves Credited to Other Accounts
                          Year ended December 31, 2003
                                   (Thousands)

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Additional credits on installment certificates and accrued interest thereon:
    Other additions represent:
      Transfers from accruals for additional credits to be allowed at next anniversaries                         $            54
      Reconversions of paid-up certificates-charged to paid-up reserves                                                        0
      Transfers from maturities to extended maturities                                                                         2
                                                                                                                     ------------
                                                                                                                 $            56
                                                                                                                     ============
    Other deductions represent:
      Transfers to reserves on a quarterly basis for Reserve Plus Flexible-
        Payment, IC-Q-Installment and R-Flexible-Payment                                                         $         2,677
      Conversions to optional settlement certificates-credited to optional
        settlement reserves                                                                                                  225
      Conversions to paid-up certificates-credited to paid-up reserves                                                       153
      Transfers to extended maturities at maturity                                                                             2
                                                                                                                     ------------
                                                                                                                 $         3,057
                                                                                                                     ============
Accrual for additional credits to be allowed on installment certificates at next anniversaries:
    Other deductions represent:
      Transfers to reserves for additional credits on installment certificates                                   $            54
                                                                                                                     ============

Reserve for death and disability refund options:
    Other deductions represent:
      Payments, in excess of installment reserves, made to certificate holders
        who exercised the death and disability refund options.                                                   $             0
                                                                                                                     ============

Reserve for reconversions of paid-up certificates:
    The amount shown as charged to profit and loss has been deducted from
      reserve recoveries in the accompanying Statement of Operations                                             $             0
                                                                                                                     ============

    Other deductions represent:
      Amounts credited to installment certificate reserves to mature, on
      reconversions of paid-up certificates.                                                                     $             0
                                                                                                                     ============

Paid-up certificates:
  Other additions represent:
    Conversions from installment certificates (charged to installment reserves
      less surrender charges)                                                                                    $           763
    Transfers from accrual for additional credits to be allowed at next
       anniversaries                                                                                                           0
                                                                                                                     ------------
                                                                                                                 $           763
                                                                                                                     ============
  Other deductions represent:
    Transfers credited to installment reserves on reconversions to installment
      certificates                                                                                               $             0
    Transfers for accrual for additional credits and accrued interest thereon                                                  0
    Transfers to settlement options                                                                                          600
                                                                                                                     ------------
                                                                                                                 $           600
                                                                                                                     ============

                                                                                                                SCHEDULE VI
                      AMERICAN EXPRESS CERTIFICATE COMPANY
         Part 2 - Description of Additions to Reserves Charged to Other
        Accounts and Deductions from Reserves Credited to Other Accounts
                          Year ended December 31, 2003
                                   (Thousands)

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Default interest on installment certificates:
  Other additions represent:
    Reconversions of paid-up certificates charged to paid-up reserves                                          $             0
                                                                                                                  =============

  Other deductions represent:
    Conversions to paid-up certificates - credited to paid-up reserves                                         $             2
    Transfers to advance payments as late payments are credited to certificates                                              1
                                                                                                                  -------------
                                                                                                               $             3
                                                                                                                  =============
Optional settlement certificates:
  Other additions represent:
    Transfers from installment certificate reserves (less
      surrender charges), single-payment and Series D
      certificate reserves upon election of
      optional settlement privileges                                                                           $         3,091
    Transfers from paid-up certificate reserves                                                                            600
    Transfers from accruals for additional credits to be allowed at next anniversaries                                       6
                                                                                                                  -------------
                                                                                                               $         3,697
                                                                                                                  =============
  Other deductions represent:
    Transfers to reserve for additional credits and accrued interest thereon                                   $             7
    Transfers to optional settlement reserves                                                                              438
                                                                                                                  -------------
                                                                                                               $           445
                                                                                                                  =============
Single-Payment certificates:
   Other additions represent:
    Transfers from accruals for additional credits to be allowed at next anniversaries                         $             1
    Transfers from accruals on a quarterly basis on:                                                                         0
      Reserve Plus Single-Payment                                                                                         (10)
      Cash Reserve Single-Payment                                                                                            0
      Flexible Savings                                                                                                  40,821
      Flexible Savings-Emp                                                                                                 292
      Preferred Investors                                                                                                  182
      Investors                                                                                                         12,449
      Special Deposits                                                                                                     587
      Cash Reserve                                                                                                           1
      Cash Reserve-3mo                                                                                                     415
      Future Value                                                                                                           0
      Stock Market                                                                                                      11,697
      Market Strategy                                                                                                    7,244
      AEBI Stock Market                                                                                                  2,009
      R82-B                                                                                                                  1
      Cash Reserve-RP                                                                                                        0
      Cash Reserve-RP-3mo                                                                                                   94
      Flexible Saving-RP                                                                                                15,898
      Flexible Savings-RP-Emp                                                                                              128
      Preferred Investors-RP                                                                                                51
      Stock Market-RP                                                                                                    3,249
      Market Strategy-RP                                                                                                 2,008
      Equity Indexed Savings Cert                                                                                           61
      R Single Payment Cert                                                                                                  0
    Transfers from accruals at anniversaries maintained in a separate reserve account.                                     808
                                                                                                                  -------------
                                                                                                               $        97,986
                                                                                                                  =============

                                                                                                            SCHEDULE VI
                      AMERICAN EXPRESS CERTIFICATE COMPANY
         Part 2 - Description of Additions to Reserves Charged to Other
        Accounts and Deductions from Reserves Credited to Other Accounts
                          Year ended December 31, 2003
                                   (Thousands)

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Single-Payment certificates continued:

   Other deductions represent:
    Transfers to optional settlement reserves:
      Single-Payment                                                                                           $        10,874
      R Single-Payment                                                                                                       0
    Transfers to reserves for additional credits and accrued interest thereon                                              808
    Transfers to a separate reserve account from the accrual account                                                         1
    Transfers to reserves on a quarterly basis:
      Reserve Plus Single-Payment                                                                                            1
      Cash Reserve Single-Payment                                                                                            0
      Flexible Savings                                                                                                  40,821
      Flexible Savings-Emp                                                                                                 292
      Preferred Investors                                                                                                  182
      Investors                                                                                                         12,449
      Special Deposits                                                                                                     587
      Cash Reserve Variable Payment                                                                                          1
      Cash Reserve - Variable Payment 3mo                                                                                  415
      Stock Market                                                                                                      11,697
      AEBI Stock Market                                                                                                  2,009
      RP-Q (was R82-B)                                                                                                       1
      Cash Reserve-RP                                                                                                        0
      Cash Reserve-RP-3mo                                                                                                   94
      Flexible Saving-RP                                                                                                15,898
      Flexible Savings-RP-Emp                                                                                              128
      Preferred Investors-RP                                                                                                51
      Stock Market-RP                                                                                                    3,249
    Transfers to Federal tax withholding                                                                                    35
                                                                                                                  -------------
                                                                                                               $        99,593
                                                                                                                  =============

Due to unlocated certificate holders:
   Other additions represent:
    Amounts equivalent to payments due certificate holders who could
      not be located                                                                                           $            92
                                                                                                                  =============

   Other deductions represent:
    Payments to certificate holders credited to cash                                                           $            19
                                                                                                                  =============

                                                                                                                 SCHEDULE VI
                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)

                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

                                                2002        2003       2002      2003       2002      2003       2002         2003
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------
15   INC EXT                     61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0
                                 205-216           0           0          0         0          0         0          0            0
                                 217-228           0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

20, including extended
  maturities                     85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0



                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)

                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------
                                 205-216           0           0          0         0          0         0          0            0
                                 217-228           0           0          0         0          0         0          0            0
                                 229-240           0           0          0         0          0         0          0            0
                                 241-252           0           0          0         0          0         0          0            0
                                 253-264           0           0          0         0          0         0          0            0
                                 265-276           0           0          0         0          0         0          0            0
                                 277-288           0           0          0         0          0         0          0            0
                                 289-300           0           0          0         0          0         0          0            0
                                 301-312           0           0          0         0          0         0          0            0
                                 313-324           0           0          0         0          0         0          0            0
                                 325-336           0           0          0         0          0         0          0            0
                                 337-348           0           0          0         0          0         0          0            0
                                 349-360 (a)       0           0          0         0          0         0          0            0

                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                         SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

15 A   INC EXT                   61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0
                                 205-216           0           0          0         0          0         0          0            0
                                 217-228           0           0          0         0          0         0          0            0
                                 229-240 (a)       0           0          0         0          0         0          0            0
                                 241-252           0           0          0         0          0         0          0            0

                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------



22A   INC EXT                    25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

                                 145-156           2           1         32        19         15         9          0            0
                                 157-168           0           1          0        13          0         7          0            0
                                 169-180           1           0         15         0          9         0          0            0
                                 181-192           1           1         38        15         24         9          0            0
                                 193-204           0           1          0        38          0        26          0            0
                                 205-216           2           1         38        19         27        14          0            0
                                 217-228           1           1         19        19         15        14          0            0
                                 229-240           0           1          0        19          0        16          0            0
                                 241-252           1           1         15        15         13        14          0            0
                                 253-264 (a)       2           1         19         9         18         9          0            9
                                 265-276           2           1         75        16         45        10          0            0
                                 277-288           2           1         36        65         23        42          0            6
                                 289-300           4           1        146        19        100        13         11            0
                                 301-312           2           4        325       146        233       106          0            0
                                 313-324          13           2        364       325        279       246          0            0
                                 325-336          66          15      1,663       403      1,319       326          0           88
                                 337-348          68          60      1,588     1,532      1,332     1,284         14           38
                                 349-360          75          59      1,793     1,390      1,590     1,228        100          113
                                 361-372          69          72      1,598     1,663      1,488     1,554         71          182
                                 373-384          56          65      1,026     1,351      1,003     1,323          0          818
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                          367         289      8,787     7,076      7,533     6,250        196        1,254
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

I-76                             25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           1           1         37        37         13        13          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0
                                 205-216           2           0         40         0         18         0          0            0
                                 217-228           1           2         25        40         12        19          0            0
                                 229-240           0           1          0        25          0        13          0            0
                                 241-252           8           0        178         0        102         0          0            0
                                 253-264          37           9        941       197        568       120         36           11
                                 265-276          54          32      1,313       846        847       546         26           20
                                 277-288          60          44      1,313     1,159        904       797         99           54
                                 289-300          68          53      1,267     1,126        923       823         73           44
                                 301-312          59          63      1,381     1,092      1,072       845         59            0
                                 313-324          37          53        824     1,298        670     1,068         48           50
                                 325-336           0          36          0       763          0       657          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                          327         294      7,319     6,583      5,129     4,901        341          179
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

RES+FP                           85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0
                                 205-216           0           0          0         0          0         0          0            0
                                 217-228          22           0        225         0        108         0          0            0
                                 229-240          47          22        427       225        165       115          6            0
                                 241-252           1           1         18         6         41         3         67           22
                                 253-264           0           1          0        18          0        42          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           70          24        670       249        314       160         73           22
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (Thousands)

Year ended December 31, 2003
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

IC-Q-INST                        61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           3           0         51         0          5         0          0            0
                                 205-216          16           2        265        30         54         3          3            0
                                 217-228          10          13         90       241         38        44         11            0
                                 229-240           0           6          0        57          0        21         21            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           29          21        406       328         97        68         35            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

IC-Q-IN                          1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132          23           0        292         0        113         0          0            0
                                 133-144          47          18        517       244        246        91         23            0
                                 145-156          33          41        343       439        231       216         25            0
                                 157-168          33          28        468       290        158       198         41            0
                                 169-180          48          23        590       292        257       118         46            0
                                 181-192          13          30        147       380         54       157         58            0
                                 193-204           8          10         75       114         14        47         13            0
                                 205-216           0           6          0        54          0        13          8            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                          205         156      2,432     1,813      1,073       840        214            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

IC-IN-EMP                        1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           1           0          6         0          0         0          0            0
                                 157-168           0           1          0         6          0         1          0            0
                                 169-180           1           0         17         0         16         0          0            0
                                 181-192           0           1          0        17          0        16          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            2           2         23        23         16        17          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI
                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)

                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

IC-I                             1-12              2           3         18        87          1         4          2            0
                                 13-24             0           1          0        12          0         2          1            0
                                 25-36             2           0         12         0          2         0          0            0
                                 37-48             7           2         76        12         30         4          0            0
                                 49-60             2           6         32        52         15        25         12            0
                                 61-72         1,849           1     31,177        24     13,355        16          1            0
                                 73-84         3,775       1,428     63,148    23,254     28,868    10,691      3,272            0
                                 85-96         4,103       3,134     66,807    51,397     34,904    25,582      4,680            0
                                 97-108        3,165       3,526     51,879    57,404     26,781    32,027      4,386            0
                                 109-120       2,011       2,682     30,627    42,635     16,211    23,810      2,823            0
                                 121-132          31          35        407       331        237       233      2,477            0
                                 133-144           0          23          0       299          0       160         35            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                       14,947      10,841    244,183   175,507    120,404    92,554     17,689            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

IC-I-EMP                         1-12              1           0          6         0          3         0          0            0
                                 13-24             0           1          0         6          0         4          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72            10           0        114         0         68         0          0            0
                                 73-84            27           9        484       102        250        70         10            0
                                 85-96            23          22        266       424        182       248         30            0
                                 97-108           18          22        222       260        193       195          5            0
                                 109-120           7          15         78       180         63        93         45            0
                                 121-132           1           0        120         0        337         0         31            0
                                 133-144           0           1          0       120          0       280          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           87          70      1,290     1,092      1,096       890        121            0
                                             --------    --------  -------------------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

IC-I95                           1-12          2,220       2,446          0         0      2,840     3,859        149            0
                                 13-24         1,351       1,810          0         0      3,128     5,061        414            0
                                 25-36         1,221       1,187          0         0      4,065     4,322        333            0
                                 37-48         1,432       1,051          0         0      6,158     4,651        478            0
                                 49-60         1,729       1,260          0         0      8,681     6,767        536            0
                                 61-72         1,103       1,481          0         0      6,174     8,545      1,176            0
                                 73-84             0         877          0         0          0     5,358      1,285            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                        9,056      10,112          0         0     31,046    38,563      4,371            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

IC-I95-E                         1-12             16          14          0         0         12        18          3            0
                                 13-24             8          11          0         0         14        21          5            0
                                 25-36             8           5          0         0         22        14          8            0
                                 37-48             7           7          0         0         11        24          3            0
                                 49-60             7           6          0         0         48        11          2            0
                                 61-72             5           7          0         0         27        43          0            0
                                 73-84             0           5          0         0          0        34          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           51          55          0         0        134       165         21            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

RP-Q-INST                        73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           0           0          0         0          0         0          0            0
                                 205-216          24           0        349         0        214         0          0            0
                                 217-228           7          21        115       290         31       130         54            0
                                 229-240          21           7        301       115        154        30          0            0
                                 241-252           7           6        110        67        137        29         18            0
                                 253-264           0           5          0        86          0        85         50            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           59          39        875       558        536       274        122            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

RP-Q-FP                          61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           0           0          0         0          0         0          0            0
                                 157-168           0           0          0         0          0         0          0            0
                                 169-180           0           0          0         0          0         0          0            0
                                 181-192           0           0          0         0          0         0          0            0
                                 193-204           4           0         59         0         39         0          0            0
                                 205-216           1           4          6        59         10        39          0            0
                                 217-228           0           1          0         6          0        10          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            5           5         65        65         49        49          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

RP-Q-IN                          1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                 121-132           0           0          0         0          0         0          0            0
                                 133-144           0           0          0         0          0         0          0            0
                                 145-156           4           0        260         0         51         0          0            0
                                 157-168           2           4         18       260          5        43          0            0
                                 169-180           0           1          0        12          0         0          5            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            6           5        278       272         56        43          5            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

RP-IN-EMP                        1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                 73-84             0           0          0         0          0         0          0            0
                                 85-96             0           0          0         0          0         0          0            0
                                 97-108            0           0          0         0          0         0          0            0
                                 109-120           0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------


                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

RP-I                             1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72            15           0        215         0        139         0          0            0
                                 73-84            15           6        235        48        173        24        117            0
                                 85-96            11           9        538       105        219        72         63            0
                                 97-108           14           8        376       281        186       203         31            0
                                 109-120          14           9        341       177        215        97         74            0
                                 121-132           0           0          0         0          0         0         87            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                           69          32      1,705       611        932       396        372            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

RP-I-EMP - Use C2790-26          1-12              0           0          0         0          0         0          0            0
                                 13-24             0           0          0         0          0         0          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             0           0          0         0          0         0          0            0
                                 49-60             0           0          0         0          0         0          0            0
                                 61-72             0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            0           0          0         0          0         0          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

Inst-R (RP-I95)                  1-12            104         109      4,883    20,700        109       287          1            0
Note:  Use C2790-26              13-24            21          86      3,725     2,260         75       206         25            0
                                 25-36             9          16      2,106     3,652         44        91          6            0
                                 37-48            15           9      1,261     2,105         85        47          0            0
                                 49-60            13          13        182     1,237         63        90         16            0
                                 61-72             3          10        669       142         10        51         21            0
                                 73-84             0           3          0       669          0        10          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                          165         246     12,826    30,765        386       782         69            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

                                                                                                                 SCHEDULE VI

                      AMERICAN EXPRESS CERTIFICATE COMPANY
            Part 3 - Information Regarding Installment Certificates
                           Classified by Age Groupings
                          Year ended December 31, 2003
                                   (Thousands)
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                   Number of                                                    Cash
                                                Accounts with           Amount of            Amount of       Surrenders
                                 Months       Certificate Holders     Maturity Value          Reserves        Prior to
Certificate Series                Paid           December 31,          December 31,         December 31,      Maturity       Other
------------------              --------    --------------------  -------------------  -------------------  ----------      -------

Inst-R-E - Use C2790-26          1-12              2           1      1,590         8         11         0          0            0
                                 13-24             0           1          0       240          0         2          0            0
                                 25-36             0           0          0         0          0         0          0            0
                                 37-48             1           0          6         0          4         0          0            0
                                 49-60             1           1          6         6          3         5          0            0
                                 61-72             0           1          0         6          0         3          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

  Total                                            4           4      1,602       260         18        10          0            0
                                             --------    --------  --------- ---------  --------- ---------  ----------     -------

TOTAL - ALL SERIES                            25,449      22,195    282,464   225,202    168,823   145,962     23,629        1,455
                                             ========    ========  ========= =========  ========= =========  ==========     =======

(a) Includes accounts on which all payments necessary to mature have been made, but additional time must elapse before the certificate maturity year is completed. Also includes accounts for which maturity election has been made, but no further payments have been received.

                                                             SCHEDULE VI

AMERICAN EXPRESS CERTIFICATE COMPANY
Part 4 - Amounts Periodically Credited to Certificate Holders' Accounts to Accumulate the Maturity Amount of Installment Certificates.
Year ended December 31, 2003
(Thousands)



Information as to (1) amounts periodically credited to each class of security holders' accounts from installment payments and (2) such other amounts periodically credited to accumulate the maturity amount of the certificate (on a $1,000 face-amount certificate basis for the term of the certificate), is filed in Part 4 of Schedule IX as part of Post-effective Amendment No. 9 to Registration Statement No. 2-17681, Post effective Amendment No. 1 to Registration Statement No. 2-23772 and Post-effective Amendment No. 1 to Registration Statement No. 2-258081and is incorporated herein by reference.

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                       SCHEDULE VII
Valuation and Qualifying Accounts
Years ended December 31, 2003, 2002, and 2001
(Thousands)


     Year ended December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                           Additions
                                                  -----------------------------
        Reserves                 Balance            Charged                                                       Balance
      deducted from                 at             to costs                               Deductions                at
        assets to               beginning             and                                    from                   end
    which they apply            of period          expenses           Other          reserves/writedowns         of period
--------------------------     -------------      ------------     ------------      ---------------------      ------------

Allowance for losses:
  Conventional first
    mortgage loans
    and other loans               4,223             5,313                0                    0                   9,536



     Year ended December 31, 2002
----------------------------------------------------------------------------------------------------------------------------
                                                           Additions
                                                  -----------------------------
        Reserves                 Balance            Charged                                                       Balance
      deducted from                 at             to costs                               Deductions                at
        assets to               beginning             and                                    from                   end
    which they apply            of period          expenses           Other          reserves/writedowns         of period
--------------------------     -------------      ------------     ------------      ---------------------      ------------

Allowance for losses:
  Conventional first
    mortgage loans
    and other loans               1,935             2,288                0                    0                   4,223



     Year ended December 31, 2001
----------------------------------------------------------------------------------------------------------------------------
                                                           Additions
                                                  -----------------------------
        Reserves                 Balance            Charged                                                       Balance
      deducted from                 at             to costs                               Deductions                at
        assets to               beginning             and                                    from                   end
    which they apply            of period          expenses           Other          reserves/writedowns         of period
--------------------------     -------------      ------------     ------------      ---------------------      ------------

Allowance for losses:
  Conventional first
    mortgage loans                  744             1,191                0                    0                   1,935